SALE CONTRACT
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     THIS SALE CONTRACT (this "CONTRACT") is made and entered into as of the 4th day  of  April,  2002,  by  and  between  (i)  INTEGRATED  LIVING COMMUNITIES OF
ALEXANDRIA, L.L.C., INTEGRATED LIVING COMMUNITIES OF LAKE CHARLES, L.L.C., INTEGRATED LIVING COMMUNITIES OF LAFAYETTE, L.L.C., INTEGRATED LIVING COMMUNITIES OF HENDERSON, L.P., INTEGRATED LIVING COMMUNITIES OF OAKWELL, L.P., INTEGRATED LIVING COMMUNITIES OF SAN ANTONIO, L.P., AND INTEGRATED LIVING COMMUNITIES OF MCKINNEY, L.P. (each a "SELLER" and collectively, the "SELLERS"), and (ii) EMERITUS CORPORATION ("BUYER").
     RECITALS:
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     A.     Each of the Sellers is a tenant under a lease described on Exhibit A
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attached  hereto  and  made  a part hereof (collectively, the "FACILITY LEASES")
pursuant to which each Seller leases an assisted living facility and appurtenant improvements, fixtures, and personal property (collectively, the "REAL PROPERTY") and each of the Sellers owns the Personal Property (as defined in the Exhibit Recitals attached hereto and made a part hereof) at the Real Property
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(the  Real  Property, together with the Personal Property, is referred to herein individually  as  a  "FACILITY"  and  collectively  as  the  "FACILITIES").
B. Sellers desire to sell, convey, assign and transfer and Buyer desires to purchase, assume and acquire Sellers' interest in the Facility Leases and the Facilities pursuant and subject to the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1. PURCHASE AND SALE. Subject to the provisions of this Contract, Sellers agree to sell, convey, assign and transfer and Buyer agrees to purchase, assume and acquire Sellers' interest in the Facility Leases and the Facilities. The term "BUYER" as used herein shall include any designee of Buyer.
2. PURCHASE PRICE AND EARNEST MONEY. The purchase price ("PURCHASE PRICE") shall be Ten Dollars ($10.00). The Purchase Price takes into account that Buyer will (i) assume Sellers' interests in the Facility Leases and (ii) arrange for a credit entity satisfactory to each of the respective Landlords (hereinafter defined) to replace Integrated Living Communities, L.L.C. ("ILC") as the guarantor under each of the Facility Leases. Notwithstanding the immediately preceding sentence, there shall be no reduction to the Purchase Price in the event that fewer than all of the Facilities are transferred to Buyer at closing hereunder provided, however, that in the event that certain Facilities are closed on at an initial Closing Date and the remainder are closed on at a later Closing Date, if at all, in accordance with the provisions of Section 12(c), the Purchase Price shall be prorated and such prorated portion of the Purchase Price shall be paid by Buyer at each closing. Simultaneously with, or prior to, its execution of this Contract, Buyer shall pay to the Escrow Agent (as defined in
Section 6(a)) the sum of Eighty-seven Thousand Five Hundred Dollars ($87,500) as the earnest money deposit (the "EARNEST MONEY"). The Earnest Money shall be held in escrow pending closing. Buyer may, at its option, direct Escrow Agent to invest the Earnest Money in a federally-insured interest-bearing account designated by Buyer and approved by Seller. All interest which has accrued on the Earnest Money shall be paid to Buyer, except that if closing is not consummated, interest on the Earnest Money shall be paid to the party entitled to the Earnest Money pursuant to the terms hereof. The Earnest Money shall be applied to the Purchase Price (with the balance of the Earnest Money returned to Buyer) or otherwise paid to Sellers and/or Buyer as provided for herein.
3.     FACILITY  LEASES  ASSUMPTION.
(a) Buyer acknowledges that it may not assume the Facility Leases without the consent of Healthcare Realty Trust ("HRT"), with respect to the Facility Leases described on Exhibit A under which HRT is identified as the landlord, and
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     Health Care Property Investors, Inc. ("HCPI"), with respect to the Facility
Leases  described  on  Exhibit  A under which HCPI is identified as the landlord
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(HRT  and  HCPI, collectively, the "LANDLORDS").  It is the parties' expectation that  prior to closing, the parties will obtain the consent of the Landlords for
(i) Buyer's assumption of the Facility Leases by means of substituting Buyer as the tenant under the Facility Leases (ii) to the extent that Emeritus Corporation is not the assignee, the substitution of Buyer or another credit entity acceptable to Landlords as the guarantor under each Facility Lease and
(iii) the release of each Seller and ILC from any liability or obligation arising under the Facility Leases and their respective guarantees from and after the Closing Date (the "REQUIRED CONSENTS"). During the Feasibility Period (as defined below) and thereafter, if necessary, the parties will cooperate in good faith to obtain the Required Consents and an estoppel certificate from each Landlord, providing that, to each Landlord's knowledge, neither the applicable Landlord nor the applicable Sellers, as tenants, thereunder are currently in default under the applicable Facility Leases or, to the extent that a Seller is in default thereunder, specifying the default and whether the Landlord will recognize such default as being cured by closing hereunder (the "ESTOPPEL CERTIFICATES"). The Estoppel Certificates may be included within the Required Consents. Notwithstanding any language to the contrary herein, Buyer shall satisfy itself prior to April 15, 2002 that the Landlords will permit any modifications to the Facility Leases, e.g., waiver of radius restrictions, as well as any other Facility Leases modifications which are required by Buyer. Buyer will promptly (and in any event, within three (3) Business Days from the receipt of a request) provide Sellers and Landlords with all information reasonably requested by Landlords to make a decision as to whether to approve the aforementioned assumption, substitution and release. Buyer shall use its commercially reasonable efforts to assist Sellers and ILC in obtaining their release from liability under the Facility Leases and their respective guarantees. Except as provided in the following sentence, Buyer shall comply with all commercially reasonable conditions precedent to the effectiveness of the Required Consents, including, without limitation, assuming ILC's guaranty obligations under the Facility Leases. Provided that the Required Consents are obtained, Sellers shall pay at closing to Landlords an assumption fee, if any, acceptable to each Landlord and Sellers, together with all of Landlords' other out-of-pocket costs and expenses in connection with the assumption, substitution and release.
(b) Notwithstanding anything herein to the contrary, if a Landlord does not grant the Required Consent with respect to any of the Real Property by the Closing Date, then Sellers, in lieu of the transaction terminating for failure to satisfy a condition precedent to closing pursuant to Section 12, shall have the right to withdraw each Facility for which a Required Consent was not obtained from the transaction, whereupon the definition of the term "FACILITIES" shall be amended to delete the withdrawn Facility, and, subject to satisfaction of the other conditions precedent to closing, the parties shall proceed to closing on the Facilities for which the Required Consents were obtained.
4.     SELLERS'  FUNDING  OF  OPERATING  LOSSES.
(a) Buyer acknowledges that the Facilities are currently operating at a loss in the aggregate and may continue to do so. To induce Buyer to acquire
Sellers' interests in the Facilities, each Seller has agreed to fund operating losses (calculated in accordance with generally accepted accounting principals ("GAAP") and including, as facility expenses, rent under the Facility Leases and a management fee in the amount of five percent (5%) of Gross Revenues (hereinafter defined)(the "OPERATING LOSSES"), up to the amounts and under the terms, conditions and limitations specified on Exhibit B (the "OPERATING LOSS
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CAPS").  The  term  "GROSS  REVENUES"  means, with respect to each Facility, all revenues generated by the operation of the Facility, but shall not include proceeds from the sale of the Facility or the Facility's equipment. Subject to the provisions of Section 4(d), the Operating Loss Caps are calculated on an aggregate basis across all Facilities closed on by Buyer and there is, as stated on Exhibit B, (i) an Operating Loss Cap applicable to the first 365-day period
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following  the Closing Date ("FIRST 365-DAY PERIOD"), (ii) an Operating Loss Cap
applicable to the 366-day period (2004 being a leap year) following the first anniversary of the Closing Date ("SECOND 365-DAY PERIOD," and together with the First 365-Day Period, the "365-DAY PERIODS"), and (iii) an aggregate Operating Loss Cap comprising the maximum aggregate Operating Losses which Sellers are liable for hereunder. All Operating Losses shall be calculated monthly as described below and shall be calculated on an aggregate basis across all Facilities closed on by Buyer notwithstanding that Sellers' funding obligations have been calculated for internal accounting purposes on a several basis. Notwithstanding any language to the contrary herein, Sellers' liability for the Operating Losses, subject to the Operating Loss Caps, shall be joint and several. No Operating Losses shall be funded in respect of any period after the end of the Second 365-Day Period.
(b) To calculate the amount of Operating Losses required to be funded by Sellers under this Contract, Buyer shall provide Sellers with a monthly report ("MONTHLY REPORT") in the form set forth on Schedule 4(b) setting forth the
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income  and expenses separately for each Facility, together with (i) the current month's profit or loss for each Facility and for the aggregate of all Facilities, (ii) the year to date profit or loss for each Facility and for the aggregate of all Facilities, (iii) the aggregate funding that has been made under this Section 4, and (iv) the amount remaining in each Operating Loss Account (as hereinafter defined). The information contained in the report shall be determined in accordance with GAAP. Sellers shall have the right to audit Buyer's Monthly Reports at Sellers' sole cost and expense upon reasonable notice and during normal business hours. In the event that a Monthly Reimbursement is not paid to Buyer when due under this Section 4, Sellers shall pay interest at the rate of twelve percent (12%) per annum on any amounts not paid when due. Within thirty (30) days after Sellers receive the Monthly Report for a month ending during a 365-Day Period, Sellers shall fund to Buyer in the form of a reimbursement check paid to the order of Buyer an amount determined by subsections (c) and (d) below (each, a "MONTHLY REIMBURSEMENT"). In determining the aggregate Operating Losses for all Facilities for any period below, the aggregate Operating Losses of all Facilities with Operating Losses during the period shall be netted against the aggregate operating profit of all Facilities with an operating profit during the period.
(c) The terms of this subsection (c) shall apply in the event that there is only one closing under this Contract. To determine the amount of each Monthly Reimbursement, Buyer and Sellers shall establish two ledger accounts (each, an "OPERATING LOSS ACCOUNT"), one for the First 365-Day Period (the "FIRST OPERATING LOSS ACCOUNT") and one for the Second 365-Day Period (the "SECOND OPERATING LOSS ACCOUNT"). The First Operating Loss Account shall be credited at the closing with the aggregate of First Year Operating Loss Caps set forth in Exhibit B in respect of each of the Facilities acquired by Buyer at the closing
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(the  term  "FACILITIES", as used in this Section 4, shall mean those Facilities acquired by Buyer at closing). The First Operating Loss Account shall be debited with each amount funded under this subsection by Sellers in respect of each period during the First 365-Day Period. The Second Operating Loss Account shall be credited at the closing with the aggregate of Second Year Operating Loss Caps set forth in Exhibit B in respect of each of the Facilities. The
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Second  Operating  Loss  Account  shall be debited with each amount funded under this subsection by Sellers in respect of each period during the Second 365-Day Period. The amount of each Operating Loss Account shall never be less than zero. The amount of each Monthly Reimbursement in respect of each month during the First 365-Day Period shall equal the least of the following amounts: (i) the aggregate Operating Losses for all Facilities for the month to which the Monthly Report relates, (ii) the aggregate Operating Losses for all Facilities from the commencement of the First 365-Day Period to the end of the month to which the Monthly Report relates, less any amount previously debited from the First Operating Loss Account or (iii) the balance in the First Operating Loss Account. The amount of each Monthly Reimbursement in respect of each month during the Second 365-Day Period shall equal the least of the following amounts:
(i) the aggregate Operating Losses for all Facilities for the month to which the Monthly Report relates, (ii) the aggregate Operating Losses for all Facilities from the commencement of the Second 365-Day Period to the end of the month to which the Monthly Report relates, less any amount previously debited from the Second Operating Loss Account or (iii) the balance in the Second Operating Loss Account.
(d) The terms of this subsection (d) shall apply in the event there are two closings under this Contract, in accordance with Section 12(c). The Facilities acquired at the first closing shall be referred to as the "INITIAL FACILITIES." The Facilities acquired at the second closing shall be referred to as the "SUBSEQUENT FACILITIES." The term "FIRST 365-DAY PERIOD" shall mean, with respect to the Initial Facilities, the 365-day period following the first Closing Date and, with respect to the Subsequent Facilities, the 365-day period following the second Closing Date. The term "SECOND 365-DAY PERIOD" shall mean, with respect to the Initial Facilities, the 366-day period following the first anniversary of the first Closing Date and, with respect to the Subsequent Facilities, the 366-day period following the first anniversary of the second Closing Date. To determine the amount of each Monthly Reimbursement, Buyer and Sellers shall establish two ledger accounts (each, an "OPERATING LOSS ACCOUNT"), one for the First-365-Day Period (the "FIRST OPERATING LOSS ACCOUNT") and one for the Second 365-Day Period (the "SECOND OPERATING LOSS ACCOUNT"). The First Operating Loss Account shall be credited at the first closing with the aggregate of First Year Operating Loss Caps set forth in Exhibit B in respect of each of
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Initial  Facilities,  and  shall  be  credited  at  the  second closing with the aggregate of First Year Operating Loss Caps set forth in Exhibit B in respect of
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each  of  the  Subsequent Facilities.  The First Operating Loss Account shall be debited with each amount funded under this subsection by Sellers under subsections (1), (2) and (3)(i). The Second Operating Loss Account shall be credited at the first closing with the aggregate of Second Year Operating Loss Caps set forth in Exhibit B in respect of each of Initial Facilities, and shall
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be  credited  at  the second closing with the aggregate of Second Year Operating
Loss  Caps  set  forth  in  Exhibit  B  in  respect  of  each  of the Subsequent
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Facilities.  The Second Operating Loss Account shall be debited with each amount funded under subsections (3)(ii), (4) and (5) below. The amount of each Operating Loss Account shall never be less than zero. The amount of each Monthly Reimbursement shall equal:
               (1) During the period in respect of any month ending between the dates of the first closing and the second closing, the least of: (i) the aggregate Operating Losses for the Initial Facilities for the month to which the Monthly Report relates, (ii) the aggregate Operating Losses for the Initial Facilities from the commencement of the First 365-Day Period to the end of the month to which the Monthly Report relates, less any amount previously debited from the First Operating Loss Account or (iii) the balance in the First Operating Loss Account.

               (2) During the period in respect of any month ending between the date of the second closing and the end of the First 365-Day Period for the Initial Facilities, the least of (i) the aggregate Operating Losses for the Initial Facilities and the Subsequent Facilities for the month to which the Monthly Report relates, (ii) the aggregate Operating Losses for the Initial Facilities from the commencement of its First 365-Day Period to the end of the month to which the Monthly Report relates and for the Subsequent Facilities from the commencement of its First 365-Day Period to the end of the month to which the Monthly Report relates, less any amount previously debited from the First Operating Loss Account or (iii) the balance in the First Operating Loss Account.

               (3) During the period in respect of any month ending between the commencement of the Second 365-Day Period for the Initial Facilities but before the commencement of the Second 365-Day Period for the Subsequent
Facilities, the sum of (i) the least of (x) the aggregate Operating Losses allocable to the Subsequent Facilities for the month to which the Monthly Report relates, (y) the aggregate Operating Losses for the Initial Facilities from the commencement of its First 365-Day Period to the end of its First 365-Day Period and for the Subsequent Facilities from the commencement of its First 365-Day Period to the end of the month to which the Monthly Report relates, less any amount previously debited from the First Operating Loss Account or (z) the balance in the First Operating Loss Account and (ii) the least of (x) the aggregate Operating Losses allocable to the Initial Facilities for the month to which the Monthly Report relates, (y) the aggregate Operating Losses for the Initial Facilities from the commencement of its Second 365-Day Period to the end of the month to which the Monthly Report relates, less any amount previously debited from the Second Operating Loss Account or (z) the balance in the Second Operating Loss Account.

               (4) During the period in respect of any month ending between the date of the commencement of the Second 365-Day Period for the Subsequent Facilities and the end of the Second 365-Day Period for the Initial Facilities, the least of (i) the aggregate Operating Losses for the Initial Facilities and the Subsequent Facilities for the month to which the Monthly Report relates,
(ii) the aggregate Operating Losses for the Initial Facilities from the commencement of its Second 365-Day Period to the end of the month to which the Monthly Report relates and for the Subsequent Facilities from the commencement of its Second 365-Day Period to the end of the month to which the Monthly Report relates, less any amount previously debited from the Second Operating Loss Account or (iii) the balance in the Second Operating Loss Account.

               (5) For any month ending after the second anniversary of the first closing, the least of: (i) the aggregate Operating Losses for the Subsequent Facilities for the month to which the Monthly Report relates, (ii) the aggregate Operating Losses for the Initial Facilities from the commencement of its Second 365-Day Period to the end of its Second 365-Day Period and for the Subsequent Facilities from the commencement of its Second 365-Day Period to the end of the month to which the Monthly Report relates, less amounts previously debited from the Second Operating Loss Account or (iii) the balance in the Second Operating Loss Account.

(e)     Schedule 4(e) contains an illustration of the operation of this Section.
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(f)     Horizon  Bay  Management,  L.L.C.  ("HBM")  shall  execute  at closing a guaranty  substantially  in  the  form  of  Exhibit  I,  guaranteeing payment of
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Sellers'  obligation  to  fund Operating Losses, provided that in no event shall
HBM and Sellers, collectively, be obligated to fund Operating Losses of more than the aggregate Operating Loss Cap.
(g) Notwithstanding anything to the contrary in this Section 4, the maximum aggregate liability of Sellers under this Section 4 and HBM under the guaranty described in subsection (f) shall not exceed $3,058,000.
5. EFFECTIVE DATE. The effective date of this Contract ("EFFECTIVE DATE") shall be the later of the date that this Contract is executed by Seller or Buyer, which is the date set forth in the preamble to this Contract.
6.     CLOSING:
(a)     Closing  Date  and  Escrow.  Subject  to the provisions of Section 12(c)
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hereof,  on May 1, 2002 (the "CLOSING DATE"), Sellers and Buyer are required and agree  to  make  full  settlement  in  accordance  with  the  provisions of this
Contract. The Assignments and Assumptions of Facility Leases and Release Agreements (as described in Section 6(b)(i)) and all other closing documents shall be executed and delivered in escrow to the Escrow Agent by each party required to execute such documents. On the morning of the Closing Date, Sellers shall effect a wire transfer of federal funds to the Escrow Agent's escrow account in an amount equal to the sum of (i) the assumption fees, costs and expenses (if any) to be paid by Sellers pursuant to Section 3; and (ii) the amount (if any) of the other costs, expenses and adjustments payable by Sellers under this Contract. After the Escrow Agent's receipt of the wire transfer of funds and immediately following the satisfaction (or waiver under Section 12 hereof) of the conditions precedent to closing set forth in Section 12 hereof the Escrow Agent shall (i) disburse to Sellers the Purchase Price, (ii) disburse to Buyer an amount equal to the Earnest Money and interest accrued thereon reduced by the Purchase Price and any costs, expenses and adjustments payable by Buyer under this Contract, (iii) deliver to Buyer all other documents and instruments received by it which, in accordance with the terms of this Contract or any separate escrow instructions prepared by Buyer, are to be delivered by Sellers to Buyer on the Closing Date, and (iv) deliver to Sellers all other documents and instruments received by it which, in accordance with the terms of this Contract or any separate escrow instructions prepared by Sellers, are to be delivered by Buyer to Sellers on the Closing Date. For purposes of this Contract, the term "ESCROW AGENT" shall mean Title Network, Ltd., 4975 Preston Park South, Suite 740, Plano, Texas 75093 (Attention: Mr. Tim Crisp (telephone number: (469)241-5020), fax number: (469)241-7011)).
(b)     Seller's  Deliveries:  On  the  Closing  Date,  Sellers shall deliver to
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Buyer  (through  the  Escrow  Agent)  the  following:
(i) an Assignment and Assumption of Facility Lease and Release Agreement, one for each Facility Lease, in the form of Exhibit C or such other form(s) as
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may  be  required  by  Landlords  which satisfies the conditions of the Required
Consents and is reasonably acceptable to Sellers and Buyer, duly executed by each respective Seller, conveying the Real Property to Buyer;
(ii) an Assignment and Assumption of Occupancy Agreements, one for each Facility, in the form of Exhibit D, duly executed by each respective Seller,
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conveying  the  Occupancy  Agreements  to  Buyer;
(iii) an Assignment of Licenses, Intangibles (including Trade Name) and Warranties, one for each Facility, in the form of Exhibit E, duly executed by
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each  respective  Seller, conveying the Assignable Licenses, the Trade Names and other  intangibles  and  warranties  to  Buyer;
(iv) an Assignment and Assumption of Operating Contracts, one for each Facility, in the form of Exhibit F, duly executed by each respective Seller,
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conveying  the  Assumed  Operating  Contracts  (as  defined  below)  to  Buyer;
(v)     a  Bill  of  Sale, one for each Facility, in the form of Exhibit G, duly
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executed  by each respective Seller, conveying the Tangible Personal Property to
Buyer;
(vi) letters duly executed by each respective Seller, advising each of the residents and tenants under the Occupancy Agreements of the change in operation of the Facilities;
(vii) a schedule of all security deposits which have been deposited by the residents and tenants under the Occupancy Agreements, in accordance with Section 6(d)(iv);
(viii) a copy of each Assumed Operating Contract, all warranties, and Assignable Licenses, each to the extent to be assumed by Buyer hereunder and in Sellers' possession;
(ix) a certification, one from each Seller, as to its non-foreign status which complies with the provisions of Section 1445(b)(2) of the Internal Revenue Code of 1986, as amended, duly executed by each respective Seller;
(x) to the extent permitted by law, all resident, tenant and employee (only for employees who will be hired by Buyer) files which are in Sellers' possession;
(xi) a closing statement between Sellers and Buyer, duly executed by Sellers, setting forth the prorations and adjustments to the Purchase Price respecting the Facilities to be made pursuant to Section 6(d);
(xii) evidence of the termination, effective as of the Closing Date, of each Facility's Management Agreement with HBM;
(xiii)     a  Guaranty  of  Operating  Losses,  in  the  form of Exhibit I, duly
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executed  by  HBM;  and
(xiv)     a  Guaranty  of Representations and Warranties, in the form of Exhibit
                                                                         -------
J,  duly  executed  by  HBM.
(c)     Buyer's  Deliveries.  On  the Closing Date, Buyer shall pay the Purchase
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Price  and  shall  deliver  to  Sellers  the  following:
(i) a closing statement between Sellers and Buyer, duly executed by Buyer, setting forth the prorations and adjustments to the Purchase Price respecting the Facilities to be made pursuant to Section 6(d);
(ii) an Assignment and Assumption of Facility Lease and Release Agreement, one for each Facility Lease, in the form of Exhibit C or such other form(s) as
                                              ---------
may be required by Landlords which satisfies the conditions of the Required Consents and is reasonably acceptable to Sellers and Buyer, duly executed by Buyer, assuming the Real Property;
(iii)     an  Assignment  and  Assumption  of  Occupancy Agreement, one for each
Facility,  in  the  form  of  Exhibit  D,  duly  executed by Buyer, assuming the
                              ----------
Occupancy  Agreements;
(iv) to the extent required by either or both Landlords, with respect to each applicable Facility, a guaranty duly executed by Buyer or other credit entity acceptable to Landlords of each applicable Facility Lease, in substantially the form of guaranty originally executed by ILC; and
(v) an Assignment and Assumption of Operating Contracts, one for each Facility, in the form of Exhibit F, duly executed by Buyer, assuming the Assumed
                         ---------
Operating  Contracts.
(d)     Adjustments.  The  following  items  of  expense shall be adjusted as of
        -----------
11:59  p.m.  on  the  day  immediately  preceding  the  Closing  Date:
(i) Real estate and other municipal and local assessments with respect to the Real Property. If the Closing Date shall occur before the tax rate or assessment is fixed for the tax year in which the Closing Date occurs, the apportionment of taxes shall be upon the basis of the tax rate or assessment for the preceding year applied to the latest assessed valuation and Sellers and Buyer shall readjust real estate taxes promptly upon the fixing of the tax rate or assessment for the tax year in which the Closing Date occurs;
(ii) Fuel, water and sewer service charges, and charges for gas, electricity and all other public utilities servicing the Facilities;
(iii) The rent payable by residents and tenants under the Occupancy Agreements shall be adjusted, and any such rent prepaid to Sellers (including all or a pro rata portion, as applicable, of the rent paid for the month in which the closing occurs) shall be paid to Buyer at closing. Rent which is due but uncollected as of the Closing Date shall not be adjusted and Sellers shall retain their right, title and interest in and to all unpaid accounts receivable with respect to the Facilities which relate to the period prior to the Closing Date. Any rents collected from a resident or tenant after the Closing Date who owes delinquent rent as of the Closing Date shall be applied (x) first, to then current rents accruing after the Closing Date, (y) second, to delinquent rents payable after the Closing Date and (z) finally, to delinquent rents payable prior to the Closing Date. Notwithstanding the immediately preceding sentence, Buyer shall honor any request from a resident or tenant to apply rent to a particular delinquency. Buyer shall promptly remit delinquent rent to which Sellers are entitled hereunder to Sellers, but in any event, within five (5) Business Days after receipt (provided that if a resident or tenant includes in a single payment rent to which both Sellers and Buyer are entitled, Buyer shall have up to forty-five (45) days to remit the required rent). After the closing, Buyer shall cooperate with Sellers' efforts to collect Sellers' accounts receivable by providing Sellers access, upon reasonable prior notice and during normal business hours, to documents and other information reasonably requested by Seller. Nothing herein shall be deemed to limit in any way Sellers' rights and remedies to recover accounts receivable due and owing to Sellers under the terms of this Contract, including, without limitation, instigating litigation, provided that such litigation shall not result in the eviction of any Facility residents or tenants;
(iv) Sellers shall deliver to Buyer on the Closing Date a schedule of all security deposits which have been deposited by residents and tenants under, and not previously applied in accordance with, the Occupancy Agreements. All security deposits required to be held by Sellers under the Occupancy Agreements and not applied by Sellers prior to closing in accordance with the Occupancy Agreements, shall be transferred and delivered to Buyer on the Closing Date;
(v) All charges payable with respect to the Assumed Operating Contracts to be assumed by Buyer hereunder. In addition, if Buyer shall have requested, Sellers shall exercise any right they may have to purchase any equipment located at the Facilities that is subject to an equipment Operating Contract, in which case Buyer shall credit the applicable Seller(s) with such purchase price and such equipment shall be included as part of the Tangible Personal Property;
(vi) Sellers shall be entitled to keep any petty cash maintained at the Facilities and Buyer shall replace such petty cash with such petty cash as it deems reasonably necessary or useful for the continued operation of the Facilities;
(vii) The rent payable under the Facility Leases shall be adjusted such that Sellers shall be responsible for all such rent for the period prior to the
Closing Date and Buyer shall be responsible for all such rent for the period from and after the Closing Date;
(viii) Buyer shall use its commercially reasonable efforts to cause HCPI to delete its requirement under the HCPI Facility Leases that the tenants thereunder post letters of credit as security deposits (there are no security deposits under the HRT Facility Leases). If and to the extent HCPI shall not agree to delete its letters of credit requirement, Sellers shall maintain their existing letters of credit under the HCPI Facility Leases for a period not to exceed two (2) years from the Closing Date on which Buyer closed on the Facilities leased from HCPI. During such two (2) year period, Buyer shall arrange, to the extent required by HCPI, to post acceptable replacement letters of credit; and
(ix)     If  any  of  the  items  described  in  this  Section  6(d)  cannot  be apportioned at the closing because of the unavailability of information with respect to the amounts which are to be apportioned or otherwise, or are incorrectly apportioned at closing or subsequent thereto, such items shall be apportioned or reapportioned, as the case may be, as soon as practicable after the Closing Date or the date such error is discovered, as applicable. This
Section  6(d)  shall  survive  the  Closing  Date  for  twelve  (12)  months.
(e)     Employees.
        ---------
(i) Not later than ten (10) Business Days after the Effective Date, Sellers shall deliver to Buyer a schedule including the following information as of a date which is not more than fifteen (15) days prior to the delivery date of such schedule: (i) the name of all Facilities-based employees, and (ii) their positions, rates of pay and original hire dates. Sellers shall update the schedule described in the immediately preceding sentence on or about three (3) Business Days prior to the Closing Date and promptly shall notify Buyer of any material changes in such schedule. Sellers will terminate the employment of each of the Facility Employees (as defined below) as of the Closing Date.
(ii) Buyer agrees its acquisition of the Facilities shall be structured in such a manner that Sellers shall not be required to give any Facilities-based employees notification under the Worker Adjustment and Retraining Notification
Act,  29  U.S.C.   2101,  et  seq.  To  this end, on or before the Closing Date,
Buyer shall offer to hire, on a probationary basis, at least seventy-five (75%) percent of Sellers' employees who are employed at each Facility as of the Closing Date (the "FACILITY EMPLOYEES"). Any such offer of employment to a Facility Employee by Buyer shall be to perform comparable services, in such position as is comparable to the position such Facility Employee held with any Seller as of the closing, provided that Buyer may offer compensation to such Facility Employees at levels commensurate with compensation levels paid to other employees of Buyer holding comparable positions, and provided further that any change in compensation levels does not result in any constructive discharge of any such Facility Employee. Sellers shall have the right (but not the obligation) to employ or offer to employ any Facility Employee who declines Buyer's offer of employment.
(iii) Buyer shall hire at the closing, on a probationary basis, each Facility Employee who elects to accept employment with Buyer in accordance with the terms of Section 6(e)(ii), above (all of such employees who accept employment  with  Buyer  being  herein  called  the  "HIRED  EMPLOYEES").
(iv) Sellers shall pay to each Facility Employee, on that date which, but for the closing, would have been the next regularly scheduled payroll date for such employee following the closing or sooner if required by law, an amount equal to any and all salary or benefits earned and accrued by such employee, as of the Closing Date in accordance with Sellers' policies.
(v) Nothing in this Section 6(e) shall create any rights in favor of any person not a party hereto, including the Facility Employees, or constitute an employment agreement or condition of employment for any employee of Sellers or any affiliate of Seller.
(f)     Insurance.  As  of  the  Closing  Date,  Buyer is solely responsible for
        ---------
obtaining, and the cost and expense of, all insurance related to the Facilities, including, without limitation, such insurance as may be required by Landlords.
7.     REPRESENTATIONS  AND  WARRANTIES.
(a)     Representations of Seller.  Each Seller, only with respect to itself and
        -------------------------
     the Facility which it leases and the Personal Property it owns, represents and warrants to Buyer that:
(i)     Organization and Authorization.  Each Seller is an entity duly organized
        ------------------------------
     and in good standing in the state of its organization and is duly qualified to do business and in good standing in the state in which the Facility it leases is situated. The individual(s) executing this Contract on behalf of Sellers is duly authorized to execute this Contract on behalf of Sellers. The execution and delivery of this Contract and the performance of all obligations of Sellers hereunder have been duly authorized by all entity action of Sellers.
(ii)     No Conflicting Agreements.  The transfer and delivery by Sellers of the
         -------------------------
Facilities to Buyer as provided hereunder and the performance by Sellers of their obligations under this Contract will not conflict with or result in the breach of any of the terms of any agreement or instrument to which Sellers are a party.
(iii)     FIRPTA.  Sellers  are not a "foreign person" within the meaning of the
          ------
United  States  tax laws and to which reference is made in Internal Revenue Code
Section  1445(b)(2).
(iv)     No  Consents.  With the exception of the Required Consents, Sellers are
         ------------
not aware of any consents required for the performance of Sellers' obligations hereunder.
(v)     Condemnation.  As  of  the Effective Date, Sellers have not received any
        ------------
written notice of any pending or threatened condemnation of all or any portion of the Facilities.
(vi)     Litigation.  Sellers have not received written notice of any litigation
         ----------
that is pending or threatened with respect to the Facilities, except (A) litigation fully covered by insurance policies (subject to customary deductibles); or (B) litigation set forth in Schedule 7(a)(vi).
                                                    ------------------
(vii)     Bankruptcy.  Sellers  have  neither  filed nor been the subject of any
          ----------
filing of a petition under the federal bankruptcy law or any federal or state insolvency laws or laws for consumption of indebtedness or for the reorganization of debtors.
(viii)     Operating  Statements.  The  Operating  Statements, as defined below,
           ---------------------
are the operating statements used in Sellers' ordinary course of business and, to Sellers' knowledge, are in accordance with the books and records of Seller. The Operating Statements do not materially misstate the Facilities' income and expenses for the applicable periods set forth therein.
(ix)     Structural.  To  Sellers' knowledge, Sellers do not have any structural
         ----------
reports  respecting  the  Facilities  in  their  possession  or  control.
(x)     Compliance  with  Laws; Environmental.  To Sellers' knowledge, as of the
        -------------------------------------
Effective Date, Sellers have not received any notice (whether written or oral) from any governmental authority that all or any portion of any Facility is in material violation of any applicable building codes or any applicable environmental law (relating to clean-up or abatement), zoning law or land use law relating to any Facility, which material violation has not been cured or remedied in accordance with applicable law prior to the Effective Date.
(xi)     Operating  Contracts.  Attached  hereto  as  Schedule  7(a)(xi)  is  a
         --------------------                         ------------------
schedule of all of the current service, maintenance and equipment contracts and leases related to the operation of the Facilities, excluding Sellers' management agreements with HBM (which shall be terminated as of the Closing Date), of which Sellers have knowledge. Except for equipment leased from Landlords under the Facility Leases and any Operating Contracts on Schedule 7(a)(xi) described
                                                     -----------------
specifically as an equipment lease, there is, to Sellers' knowledge, no leased equipment at the Facilities.
(xii)     Occupancy  Agreements.  All  of  the  tenants  or  residents  at  the
          ---------------------
Facilities occupy their respective premises under Occupancy Agreements which are substantially in the form provided to Buyer under the provisions of Section
8(d)(ii) hereof. The security deposit schedule to be provided to Buyer by Sellers under Section 6(b)(vii) hereof is materially accurate. There are no "life care" provisions in any Occupancy Agreement. No Facility participates in any "third party payor" program.
(xiii)     Unions.  No  Seller  is a party to any contract or agreement with any
           ------
labor union nor do Sellers have any knowledge of union organizing activities at the Facilities.
(xiv)     Facility  Leases.  Sellers  are  the  respective  tenants  under  the
          ----------------
Facility Leases. To Sellers' knowledge, neither Landlord is in default of its obligations under the Facility Leases. No Seller is in monetary default under a Facility Lease and no Seller has received a written notice of default from a
Landlord under its Facility Lease (except that HRT has notified Sellers which are the tenants under the HRT Facility Leases that the Facilities fail to meet certain financial coverage ratios set forth in the HRT Facility Leases).
     Except as expressly set forth in this Contract, it is understood and agreed that Sellers are not making and have not at any time made any warranties or representations of any kind or character, express or implied with respect to the Facilities, including any warranties or representations as to habitability, merchantability, or fitness for a particular purpose or any other matter or thing regarding the Facilities. Except as expressly set forth in this Contract, Buyer acknowledges and agrees that upon closing, Seller shall sell, convey to assign and transfer to Buyer, and Buyer shall accept Sellers' interest in the Facility Leases and the Facilities "as is, where is, with all faults." Except as expressly set forth in this Contract, Buyer shall rely solely on its own investigation with respect to the Facilities, including the Facilities' physical, environmental or economic condition, compliance or lack thereof with any law. Except as expressly set forth in this Contract, in addition to, and not by way of limitation of, the sale of the Facilities on an AS IS CONDITION WITH ALL FAULTS basis under this Contract, Buyer acknowledges that Sellers make no representations or warranties whatsoever to Buyer regarding the: (i) physical condition of the Facilities; or (ii) presence or absence of hazardous or toxic materials  or  chemicals  in,  at,  or  under  the  Facilities.
References in this Contract to the "KNOWLEDGE" of Sellers shall refer only to the actual knowledge (as opposed to constructive, deemed or imputed knowledge) of the Designated Employees (as hereinafter defined) after reasonable inquiry has been made of the appropriate regional and/or Facility personnel, and shall not be construed, by imputation or otherwise, to refer to the knowledge of Sellers, or any affiliate of Sellers, to any property manager, or to any other trustee, officer, agent, manager, representative or employee of Sellers or any affiliate thereof or to impose upon such Designated Employees any duty to investigate the matter to which such actual knowledge, or the absence thereof, pertains other than the duty of inquiry described herein. As used herein, the term "DESIGNATED EMPLOYEES" shall refer to Thilo D. Best (President and C.E.O.), Jon A. DeLuca (Senior V.P. and C.F.O.), Judy Dabertin (Senior V.P. of Assisted Living), and Jim Triplett (Regional V.P. of Operations - South).
(b)     Buyer's Independent Investigations.  Buyer acknowledges that it is being
        ----------------------------------
     given the full opportunity to inspect and investigate each and every aspect of the Facilities during the Feasibility Period, either independently or through agents, representatives or experts of Buyer's choosing, as Buyer considers necessary  or  appropriate,  and,  if  applicable,  its  failure  to  give  the
Termination Notice (as defined in Section 8(c)) will conclusively evidence Buyer's complete satisfaction with such independent investigation subject to the specific sections of this Contract described below. Buyer has sufficient knowledge and experience in financial and business matters to enable it to evaluate the merits and risks of acquiring Sellers' interest in the Facilities. Such independent investigation by Buyer includes, without limitation:
(i) the physical condition of the Real Property, including, without limitation, the interior, the exterior, the square footage of each tenant space therein, the structure, the roof, the paving, the utilities, and all other physical and functional aspects of the Real Property, including the presence or absence of Hazardous Materials. "HAZARDOUS MATERIALS" shall mean materials, wastes or substances that are (A) included within the definition of any one or more of the terms "hazardous substances," "hazardous materials," "toxic substances," "toxic pollutants," and "hazardous waste" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42
U.S.C.   9601,  et seq.), the Resource Conservation and Recovery Act of 1976 (42
U.S.C.   6901,  et  seq.),  the Clean Water Act (33 U.S.C.   1251, et seq.), the
Safe  Drinking  Water  Act  (14 U.S.C.   1401, et seq.), the Hazardous Materials
Transportation  Act (49 U.S.C.   1801, et seq.), and the regulations promulgated
pursuant to such laws; (B) regulated or classified as hazardous or toxic, under federal, state or local environmental laws or regulations; (C) petroleum; (D) asbestos or asbestos-containing materials; (E) polychlorinated biphenyls; (F) flammable explosives; or (G) radioactive materials;
(ii) contracts, operating leases, and any other documents or agreements of significance affecting the Facilities;
(iii) Occupancy Agreements with respect to the Facilities and all matters in connection therewith, including, without limitation, the ability of the residents and tenants thereto to pay the rent;
(iv) all matters relating to the income and operating or capital expenses of the Facilities and all other financial matters;
(v)     the  Facility  Leases;  and
(vi)     all  other  matters  of  significance  affecting,  or  otherwise deemed relevant  by  Buyer  with  respect  to,  the  Facilities.
(c)     Release.  Without  limiting  the  provisions  of  this  Section 7, Buyer
        -------
waives its right to recover from, and forever releases and discharges, and covenants not to sue, Sellers, Sellers' affiliates, Sellers' asset manager, the partners, trustees, shareholders, controlling persons, directors, officers, attorneys, employees and agents of each of them, and their respective heirs, successors, personal representatives and assigns (each a "SELLER PARTY", and collectively, the "SELLER PARTIES") with respect to any and all claims, whether direct or indirect, known or unknown, foreseen or unforeseen, that may arise on account of or in any way be connected with the Facilities including, without limitation, the physical, environmental and structural condition of the related Real Property or any law or regulation applicable thereto, including, without limitation, any claim or matter relating to the use, presence, discharge or release of Hazardous Materials on, under, in, above or about the Real Property; provided, however, that the foregoing shall not restrict Buyer from interpleading Sellers in any action filed by a third party against Buyer relating to Sellers' ownership and operation of the Facilities prior to closing and Buyer does not waive its rights, if any, to recover from, and does not release or discharge or covenant not to sue Sellers for (i) any act that is found by a court of competent jurisdiction to constitute fraud, (ii) any breach of Sellers' representations or warranties set forth in Section 7(a), subject to the limitations and conditions provided in this Contract, (iii) any breach of Sellers' obligations set forth in this Contract that expressly survive closing,
(iv) any matter which is the subject of an indemnity from a Seller in a Closing Document (hereinafter defined), subject to the limitations and conditions provided in this Contract and such Closing Document, or (v) any breach by Sellers of Section 4 hereof.
(d)     Waiver  by  Buyer.  If  Buyer, with knowledge of (i) a default in any of
        -----------------
the covenants, agreements or obligations to be performed by Sellers under this Contract and/or (ii) any breach of or inaccuracy in any representation or warranty  of  Sellers  made  in  this  Contract nonetheless elects to proceed to closing, then, upon the consummation of the closing, Buyer shall be deemed to have waived any such default and/or breach or inaccuracy and shall have no claim against Sellers with respect thereto.
(e)     Buyer's  Representations.  Buyer  represents  to  Sellers  that:
        ------------------------
(i)     Organization  and  Authorization.  Buyer is an entity duly organized and
        --------------------------------
in good standing in the state of its organization and is or prior to closing will be duly qualified to do business and in good standing in the states in which the Facilities are situated. The individual executing this Contract on behalf of Buyer is duly authorized to execute this Contract on behalf of Buyer.
     The execution and delivery of this Contract and the performance of all obligations of Buyer hereunder have been duly authorized by all entity action of Buyer.
(ii)     No  Conflicting Agreements.  The acquisition of the Facilities by Buyer
         --------------------------
as provided hereunder and the performance by Buyer of its obligations under this Contract will not conflict with or result in the breach of any of the terms of any agreement or instrument to which Buyer is a party.
(f)     Waiver  by  Sellers.  If Sellers, with knowledge of (i) a default in any
        -------------------
of the covenants, agreements or obligations to be performed by Buyer under this Contract and/or (ii) any breach of or inaccuracy in any representation or warranty of Buyer made in this Contract nonetheless elects to proceed to closing, then, upon the consummation of the closing, Sellers shall be deemed to have waived any such default and/or breach or inaccuracy and shall have no claim against  Buyer  with  respect  thereto.
(g)     No  Unintended  Assumption of Liabilities.  Except as expressly provided
        -----------------------------------------
in this Contract or in any Closing Document, Buyer is not assuming any of the liabilities or obligations of, or claims against, Sellers of any kind or character. The only transactions contemplated by this Contract are the sale and purchase of Sellers' interests in the Facilities. Sellers are not selling a business. The parties intend that Buyer shall not be deemed to be a successor of Sellers with respect to any of Sellers' liabilities or obligations to third parties arising before the Closing Date.
8.     BUYER'S  INSPECTIONS  AND  FEASIBILITY  PERIOD.
(a)     Buyer's  Access.  During  the  Feasibility  Period  and prior to the TSZ
        ---------------
Objection Date (hereinafter defined), Sellers shall give to Buyer and its officers, directors, employees, agents, advisors, or representatives ("REPRESENTATIVES"), complete access to the Facilities during normal business hours and after reasonable prior notice, for the purpose of performing any reasonable tests and investigations, including, without limitation, non-intrusive environmental and property condition tests and studies (intrusive environmental testing shall require Sellers' consent). Sellers shall have the right to accompany Buyer and/or its Representatives during any Buyer investigation or testing. Buyer shall repair any damage to the Facilities caused by any entry upon the Facilities by Buyer or its Representatives. Notwithstanding any other provision of this Contract, the preceding sentence shall survive the termination of this Contract for any reason and Buyer shall not be relieved of its obligations under the preceding sentence by reason of any termination  of  this  Contract.
(b)     Buyer's  Indemnity.  Buyer  agrees  to:  (i) indemnify, defend, and hold
        ------------------
Sellers,  and  any  partner,  officer,  director, employee, agent or attorney of
Sellers, and any other party related in any way to any of the foregoing, free and harmless from and against any and all costs, loss, damages and expenses, of any kind or nature whatsoever (including attorneys' fees and costs) arising out of or resulting from the entry and/or the conduct of activities upon the Facilities by Buyer or its Representatives and their employees, agents, representatives, contractors, subcontractors or attorneys at the Facilities or any breach of this Section 8, whether arising prior to or after the Effective Date; and (ii) deliver promptly to Sellers copies of all third party reports commissioned by or on behalf of Buyer which set forth the results of tests, studies and inspections of the Facilities. Notwithstanding any provisions of this Contract, the preceding sentence shall survive the expiration or termination of this Contract.
(c)     Feasibility Period.  If, during the period between February 4, 2002, and
        ------------------
11:59 p.m. Eastern Standard Time on the Effective Date (such period is hereinafter referred to as the "FEASIBILITY PERIOD"), Buyer gives Sellers written notification (the "TERMINATION NOTICE") that Buyer elects not to consummate the purchase of the Sellers' interests in the Facility Leases and the Facilities, this Contract shall terminate, the Earnest Money and the interest thereon shall be returned to Buyer, and, except as otherwise provided in the last sentence of Section 8(a) or 8(b), neither party shall have any further liability to the other under this Contract. Buyer shall have the absolute right, in its sole discretion, to determine whether to give the Termination Notice. If Buyer elects not to give the Termination Notice prior to the expiration of the Feasibility Period, this Contract shall remain in full force and effect in accordance with, and subject to, its terms. In the event that Buyer does not give the Termination Notice, Forty-three Thousand Seven Hundred Fifty Dollars ($43,750) of the Earnest Money shall become non-refundable, except under the circumstances described in Sections 13 (Risk of Loss), 17 (Condemnation), and 31 (License Review Period), and shall be credited against the Purchase Price (as it may be adjusted and prorated herein (with any balance returned to Buyer)) on the Closing Date or shall be paid to Sellers upon any subsequent termination of this Contract in accordance with its terms (subject to any express provisions of this Contract to the contrary).
(d)     Due  Diligence  Deliveries.  Buyer  acknowledges  receipt  prior  to the
        --------------------------
Effective Date of the following Delivered Materials, each of which Buyer will have, prior to the end of the Feasibility Period, reviewed and approved (if and to the extent it does not give the Termination Notice):
(i)     a  true  and  correct  copy  of  each  Facility  Lease;
(ii)     Facilities'  form  of  Occupancy  Agreement;
(iii)     Facilities'  most  recent  real  property  tax  statements;
(iv)     Facilities'  governmental  licenses  and  permits;
(v)     Facilities'  historical  occupancy  data  for  calendar years 1999-2001;
(vi)     Facilities'  marketing  materials,  including  brochures;
(vii)     Facilities'  operations  organizational  structure;  and
(viii) Facilities' statements of income and expenses of the Facilities for calendar years 1999 through 2001 (the "OPERATING STATEMENTS").
(e)     Pursuit  of Licenses.  It shall be a condition precedent to Sellers' and
        --------------------
Buyer's obligation to close that Buyer shall have received all licenses and governmental approvals necessary to operate the Facilities. Buyer shall use its commercially reasonable efforts to obtain all such licenses and permits as of the earliest possible date but in any event, not later than immediately prior to closing. To this end, Buyer shall submit complete license applications by not later than one (1) Business Day after receiving letter(s) from Sellers authorizing such license applications. Buyer shall provide Sellers with a copy of the license applications and all correspondence with governmental authorities regarding the license applications. Sellers shall cooperate, at no cost to
Sellers,  with  Buyer's  efforts  to  obtain  the required licenses and permits.
(f)     "All or Nothing" Transaction.  The purchase of the Sellers' interests in
        ----------------------------
the Facility Leases and the Facilities by Buyer is intended by both parties to be an "all or nothing" transaction. Subject to Sections 3(b) (Facility Leases Assumption), 12(c) (Failure of Conditions Precedent), 13 (Risk of Loss) and 17 (Condemnation), Buyer shall either acquire Sellers' interest in all of the Facility Leases and Facilities or none of them even if Buyer only desires to acquire Sellers' interest in certain of the Facility Leases and Facilities after completing its due diligence or if the conditions precedent to closing are satisfied with respect to certain Facilities but not others.
(g)     Operating  Contracts.  Sellers  agree to deliver to Buyer on or prior to
        --------------------
the Effective Date copies of the Operating Contracts. Prior to closing, Buyer shall designate those Operating Contracts which Buyer elects to assume (each of which shall constitute an "ASSUMED OPERATING CONTRACT") and all other Operating Contracts shall be terminated by Sellers as of the earliest termination date possible, provided that Buyer shall be responsible for payment of all fees due for the period after closing through the termination date of the Operating Contract if Buyer receives the benefit of services under such terminated Operating Contract (otherwise Sellers shall be responsible for payment of all such fees). Payment of all termination fees associated therewith shall be the obligation of Sellers.
9.     INTERIM  OPERATION  OF  THE  PROPERTIES.
(a)     General  Operation.  Except  as  otherwise  contemplated or permitted by
        ------------------
this Contract or approved by Buyer in writing, from the Effective Date to the Closing Date, Sellers agree that they will operate, maintain, repair, license, and lease the Facilities in the ordinary course, on an arm's length basis and consistent with Sellers' past practices and will not dispose of or encumber any Facility, except for dispositions of personal property in the ordinary course of business which is promptly replaced with like-kind property, or as otherwise permitted by this Contract. Without limiting the foregoing, Sellers shall, in the ordinary course, file all renewal applications for Facility licenses on a timely basis, enforce the Occupancy Agreements in all material respects, perform in all material respects all of licensors' or landlords' obligations under the Occupancy Agreements (other than Occupancy Agreements that are in the process of being terminated due to a resident's or tenant's default thereunder), pay all costs and expenses of the Facilities which are Sellers' responsibility to pay, and perform all material obligations under the Facility Leases. Sellers shall promptly provide Buyer during the pendency of this Contract with a copy of any renewal application for Facility licenses and any final Facility surveys.
(b)     Contracts.  Sellers  agree  that,  without Buyer's prior written consent
        ---------
(such consent not to be unreasonably withheld, conditioned or delayed), Sellers will not enter into any Operating Contract affecting the Facilities if such
Operating Contract cannot be terminated on thirty (30) days' notice or less without penalty.
(c)     Maintenance.  Between  the  Effective Date and the Closing Date, Sellers
        -----------
shall (i) maintain the Facilities in substantially the same manner as prior hereto pursuant to Sellers' normal course of business, subject to reasonable wear and tear and further subject to the occurrence of any damage or destruction to the Real Property by casualty or other causes or events beyond the control of Sellers; provided, however, that Sellers' maintenance obligations under this subsection shall not include any obligation to make capital expenditures not incurred in Sellers' normal course of business or any other expenditures not incurred in Sellers' normal course of business unless required to comply with the terms of the Facility Leases; (ii) continue to maintain its existing insurance coverage; and (iii) not grant any voluntary liens or encumbrances affecting the Facilities.
10. TITLE. Sellers do not make any representations, warranties or covenants concerning title to the Real Property except that (i) Sellers are the respective tenants under the Facility Leases and (ii) after the Effective Date, Sellers shall not execute any deed, easement, restriction, covenant or other matter affecting title to the Real Property (other than Occupancy Agreements) unless Buyer has received a copy thereof and has expressly approved the same in writing (such approval will not be unreasonably withheld, conditioned or delayed). Prior to April 29, 2002 (the "TSZ OBJECTION DATE"), Buyer shall have the right, but not the obligation, to, at its sole cost and expense, (i) obtain from any nationally recognized title insurance company (the "TITLE COMPANY") leasehold title insurance commitments for the Facilities (the "TITLE COMMITMENTS"), (ii) land surveys for the Facilities ("SURVEYS") and (iii) zoning letters from the municipalities in which the Facilities are located stating the zoning designation of the area in which each Facility is located ("ZONING LETTERS"). On or prior to the TSZ Objection Date, Buyer may provide Sellers with a written notice stating any specific matters (each, a "DISAPPROVED MATTER") in the Title Commitments' exceptions, Surveys, or Zoning Letters which are unacceptable to Buyer. Sellers shall have no obligation hereunder to cure any Disapproved Matter and any failure of Sellers to respond to Buyer's notice shall be deemed an election not to cure a Disapproved Matter. Within one (1) Business Day of its receipt of Buyer's notice, Sellers shall notify Buyer in writing of any Disapproved Matters which Sellers are unwilling or unable to cause to be removed or insured against prior to or at closing, and with respect to such Disapproved Matters, Buyer shall then elect within one (1) Business Day of its receipt of Sellers' notice (or deemed receipt) (a) to terminate this Contract and to receive a refund of one-half of the Earnest Money (the remaining one-half of the Earnest Money to be delivered to Sellers) or (b) to waive its disapproval of such Disapproved Matters and, subject to the terms of this Contract, to proceed to closing hereunder. Buyer's failure to respond to Sellers' notice shall be deemed an election to terminate this Contract under clause (a) of the immediately preceding sentence. If Sellers shall fail to cure any Disapproved Matter prior to the Closing Date which it notified Buyer it would cure and Buyer is unwilling to acquire Sellers' interests in the Facilities subject thereto, Buyer shall have the right to terminate this Contract and to receive the return of one-half of the Earnest Money (the remaining one-half of the Earnest Money to be delivered to Sellers).
11. COSTS. Buyer shall pay the cost of all premiums and charges in connection with any title insurance issued to Buyer, the cost of preparing any Facility land survey, one-half of all escrow charges due to the Escrow Agent and all costs of Buyer's due diligence, including fees due its consultants. Sellers shall pay one-half of all escrow charges due to the Escrow Agent and any assumption fees and costs described in Section 3. Each party shall pay the fees and costs of its own counsel.
12.     CONDITIONS  PRECEDENT  TO  CLOSING.
(a)     Conditions to Buyer's Obligations.  The obligations of Buyer to purchase
        ---------------------------------
     Sellers' interests in the Facility Leases and the Facilities from Sellers and to perform the other covenants and obligations to be performed by Buyer on the Closing Date shall be subject to the following conditions (all or any of which may be waived in writing, in whole or in part, by Buyer):
(i)     Representations and Warranties True.  The representations and warranties
        -----------------------------------
     made by Sellers under this Contract shall be true and correct in all material respects on the Effective Date and shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if such representations and warranties had been made on and as of the Closing Date.
(ii)     Sellers'  Performance.  Sellers  shall  have  performed  all covenants,
         ---------------------
agreements and delivered all documents required by this Contract to be performed or delivered by them on or before the Closing Date.
(iii)     Required  Consents.  Subject  to  the  provisions  of Section 3, on or
          ------------------
prior to the Closing Date, the Required Consents shall have been obtained (which may be evidenced by Landlords' execution of each Assignment and Assumption of Facility Lease and Release Agreement), upon commercially reasonable terms and conditions; provided that Landlords requiring Emeritus Corporation to assume the same guaranty obligations as ILC shall be deemed to be commercially reasonable, but Landlords requiring Emeritus Corporation to pay any lease assumption or other fees or to undertake greater obligations than those reflected in the Facility Leases shall not be deemed to be commercially reasonable.
(iv)     Licenses.  Buyer  shall  have  received  all  licenses and governmental
         --------
approvals necessary to operate the Facilities and all such licenses shall be on terms and conditions reasonably acceptable to Buyer (it being agreed that Buyer's receipt of the same licenses currently held by Sellers on terms and conditions substantially similar to the terms and conditions under which Sellers hold such licenses (except that Buyer's license may include any customary conditions subsequent imposed in connection with any transfer of ownership, such as a post-closing survey) is deemed reasonably acceptable to Buyer).
(b)     Conditions  to Sellers' Obligations.  The obligations of Sellers to sell
        -----------------------------------
their interests in the Facility Leases and the Facilities to Buyer and to perform the other covenants and obligations to be performed by Sellers on the Closing Date shall be subject to the following conditions (all or any of which may be waived in writing, in whole or in part, by Sellers):
(i)     Representations and Warranties True.  The representations and warranties
        -----------------------------------
     made by Buyer under this Contract shall be true and correct in all material respects on the Effective Date and shall be true and correct in all respects on and as of the Closing Date with the same force and effect as if such representations and warranties had been made on and as of the Closing Date.
(ii)     Buyer's  Performance.  Buyer  shall  have  performed  all  covenants,
         --------------------
agreements and delivered all documents required by this Contract to be performed or delivered by it on or before the Closing Date.
(iii)     Licenses.  Buyer  shall  have  received  all licenses and governmental
          --------
approvals necessary to operate the Facilities and all such licenses shall be on terms and conditions reasonably acceptable to Buyer (it being agreed that Buyer's receipt of the same licenses currently held by Sellers on terms and conditions substantially similar to the terms and conditions under which Sellers hold such licenses (except that Buyer's license may include any customary conditions subsequent imposed in connection with any transfer of ownership, such as a post-closing survey) is deemed reasonably acceptable to Buyer).
(iv)     Required Consents.  Subject to the provisions of Section 3, on or prior
         -----------------
to the Closing Date, the Required Consents shall have been obtained (which may be evidenced by Landlords' execution of each Assignment and Assumption of Facility Lease and Release Agreement), including, without limitation, the release of Sellers and ILC from liability under the Facility Leases as of the Closing Date.
(c)     Failure  of  Conditions  Precedent.  Subject  to  the  terms of the next
        ----------------------------------
sentence, in the event that all conditions precedent for closing as specified in
     Section 12(a) and (b) above are not fulfilled on the Closing Date (as the same may be extended by written agreement of Sellers and Buyer), the Escrow Agent shall return all of Buyer's funds to Buyer and all documents to the party that has delivered such documents to the Escrow Agent, except that the Earnest Money shall be distributed to the party entitled to receive the Earnest Money in accordance with the provisions of this Contract. In the event that the conditions precedent in Sections 12(a)(iv) and 12 (b)(iii) (the "LICENSE CONDITION") are not satisfied on the Closing Date, Seller or Buyer may elect to extend the Closing Date for a reasonable period of time, provided that in no event shall the Closing Date be extended in the aggregate more than thirty (30) days, but, subject to the terms of the next sentence, only for those Facilities for which the License Condition was not satisfied. Closing of the transaction provided for herein for which the License Condition was satisfied shall proceed on the initially scheduled Closing Date, except that in no event shall closings on Facilities leased from the same Landlord occur on different Closing Dates. Accordingly, if the License Condition is satisfied with respect to certain Facilities leased from a single Landlord, but not others, the Closing Date shall be extended (up to the maximum time period specified above) for all Facilities leased from that Landlord. If the closing of the transaction provided for herein  occurs  on  different  dates,  then  the  term  "Closing  Date," as used elsewhere in this Contract (including, without limitation, Section 25 (Limitations on Claims; Survival)), shall mean with respect to the Facilities for which the License Condition was satisfied and closing occurred on the initially scheduled Closing Date, the initial Closing Date and shall mean with respect to the balance of the Facilities, the date on which Sellers' interest in those remaining Facilities was acquired by Buyer.
13. RISK OF LOSS. If, prior to the Closing Date, any Facility is damaged by fire or by any other cause whatsoever, Sellers shall promptly give Buyer written  notice  of  such  damage.
(a) If such damage affects more than one of the Facilities and the cost of repairing such damage is not in excess of One Million Dollars ($1,000,000) in the aggregate at the time of such casualty (as determined by Sellers' independent insurer), then (a) Buyer shall receive at the closing, to the extent such sums have not been expended on repair work with the reasonable approval of Buyer (except for emergency repairs, for which no approval shall be required), the amount of the deductible, plus the amount necessary to repair any uninsured loss, plus an assignment of all insurance proceeds payable (but not yet paid) as a result of such loss, plus all insurance proceeds received by Sellers as a result of such casualty loss; (b) this Contract shall continue in full force and effect with no reduction in the Purchase Price and (c) Sellers shall have no obligation to repair such damage. Notwithstanding any language to the contrary herein, if the cost to repair such damage is less than One Million Dollars ($1,000,000) in the aggregate at the time of such casualty (as determined by Sellers' independent insurer), neither party has any right to terminate the Contract as a result of such damage except as provided in Section 13(c).
(b) If such damage affects more than one of the Facilities and the cost of repairing damage from such casualty is equal to or greater than One Million Dollars ($1,000,000) in the aggregate at the time of such casualty (as determined by Sellers' independent insurer), then Buyer shall have the right, for a period of ten (10) days from the date of notice of the amount of damage caused by the casualty, to terminate this Contract by giving written notice of termination to Sellers within such period and the Closing Date shall be extended if necessary to allow Buyer to have this full ten (10) day review period. Upon such termination, the entire Earnest Money shall be returned to Buyer and the parties hereto shall be released of any further liability hereunder except as otherwise provided herein. If Buyer fails to notify Sellers within such period of Buyer's exercise of its right to terminate this Contract, then Buyer shall proceed to closing subject to the terms and conditions hereof and, to the extent such sums have not been expended on repair work with the reasonable approval of Buyer (except for emergency repairs, for which no approval shall be required), all insurance proceeds received by Sellers as a result of such casualty loss, plus the amount of the deductible, plus the amount of any uninsured loss shall be paid to Buyer at the closing. To the extent such proceeds have not yet been received by Sellers, then Sellers' rights to such proceeds shall be assigned to Buyer at the closing upon payment of the full Purchase Price to Sellers by Buyer and Sellers shall have no obligation to repair such damage.
(c) Notwithstanding Sections 13(a) and 13(b), if the cost of repairing damage from a casualty to any Facility is equal to or greater than Two Hundred Fifty Thousand Dollars ($250,000), Buyer shall elect, within five (5) days after the date of notice of the amount of damage caused by the casualty but, in any event, prior to the Closing Date, to (i) proceed to closing in accordance with
Section 13(a) or (ii) exclude Sellers' rights in such individual parcel of Real Property from the Sellers' interests in the Facility Leases and the Facilities to be purchased at closing. If Buyer elects to exclude Sellers' rights in such individual parcel of Real Property, Sellers, within five (5) days after Buyer's election, can either terminate this Contract or agree to exclude such individual parcel of Real Property. If Sellers fail to make an election by providing a written notice to Buyer within such five (5) day period, then Sellers shall be deemed to have agreed to exclude Sellers' rights in such parcel. If Sellers elect to terminate this Contract, Sellers shall send a written notice to Buyer of such election and Buyer shall have five (5) days from receipt of such notice to rescind its election to exclude Sellers' rights in such parcel. If Sellers elect to terminate and Buyer fails to rescind its election, the entire Earnest Money shall be returned to Buyer and the parties hereto shall be released from any further liability hereunder except as otherwise provided herein. If Sellers agree to exclude such Sellers' rights in individual parcel of Real Property, the term "Facilities" shall be amended so as to exclude such Sellers' rights in individual parcel of Real Property and Sellers shall have all right to the insurance proceeds with respect to such excluded parcel of Real Property. The Purchase Price shall not be adjusted as a result of the exclusion of Sellers' rights in the affected parcel of Real Property.
14. SELLERS' FAILURE TO PERFORM. If all of the conditions to Sellers' obligation to close have been satisfied or waived but Sellers fail to perform under this Contract when obligated to do so, Buyer may either: (a) enforce specific performance hereof or (b) terminate this Contract and receive the Earnest Money and, in the event of such termination, Buyer and Sellers shall be relieved of all obligations and liabilities under this Contract (except as otherwise provided in this Contract). If Buyer elects subsection (a) from the previous sentence, the parties shall continue this Contract pending Buyer's action for specific performance, in which latter event Buyer, as a condition to such action, shall not accept return of the Earnest Money.
15. BUYER'S FAILURE TO PERFORM. If all of the conditions to Buyer's obligation to close have been satisfied or waived but Buyer fails to perform this Contract when obligated to do so, the entire amount of the Earnest Money shall be paid to and retained by Sellers as fixed, agreed and liquidated damages, and as Sellers' exclusive remedy for such failure to perform, and Sellers and Buyer shall be relieved from all liabilities and obligations under this Contract (except as otherwise provided in this Contract).
16. ATTORNEYS' FEES; COSTS. In connection with any litigation arising out of this Contract, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs at both the trial and appellate levels.
17. CONDEMNATION. In the event of the institution, prior to closing of any proceedings, judicial, administrative or otherwise, which relate to a taking or proposed taking of any portion of any Real Property by eminent domain, Sellers shall immediately notify Buyer thereof. In the event of any such taking or proposed taking which relates to more than five percent (5%) of the land area of any Real Property, Buyer may at its option within ten (10) days of its receipt of the notice exclude Sellers' rights in such individual parcel of Real Property from the Sellers' interests in the Facility Leases and the Facilities to be purchased at closing, or Buyer shall have the right to appear and defend such condemnation proceedings, and in the event the closing occurs, any award in condemnation shall, at Buyer's election, become the property of Buyer. If Buyer excludes such individual parcel of Real Property from the transaction, the term "Facilities" shall be amended so as to exclude such individual parcel of Real Property and Sellers shall have all right to the condemnation proceeds with respect to such excluded parcel of Real Property. The Purchase Price shall not be adjusted as a result of the exclusion of the affected parcel of Real Property.
18. BROKERS AND AGENTS. Each of the parties represents to the other that it has not retained or used the services of a broker or agent in connection with this transaction. Each party agrees to indemnify and hold the other harmless from any claims of brokers or agents for fees or commissions arising out of this transaction attributable to a breach by such party of its representations under this Section.
19. NOTICES. Any notice required or permitted to be given hereunder shall be in writing and delivered by a nationally recognized overnight courier service providing a receipt (such as Federal Express), by hand or by facsimile addressed as follows: (i) if to Buyer: Emeritus Corporation, Attention: Daniel R. Baty, Chairman and CEO, 3131 Elliott Avenue, Suite 500, Seattle, WA 98121, Tel. No. 206-298-2909, Fax No. 206-301-4500, with a copy to Randi S. Nathanson, Esquire, The Nathanson Group PLLC, 1520 Fourth Avenue, Sixth Floor, Seattle WA 98101, Tel. No. 206-623-6239, Fax No. 206-623-1738; if to Seller, c/o Horizon Bay Management, L.L.C., Attention: Thilo D. Best, President and CEO, 111 E. Wacker Drive, Suite 2450, Chicago, Illinois 60601, Tel. No. 312-297-9494, Fax No. 312-297-9502, with a copy to Whitehall Street Real Estate Limited Partnership VII, Attention: Chief Financial Officer, 85 Broad Street, 19th Floor, New York, New York 10004, and with a copy to Kenneth S. Jacob, Esquire, Arent Fox Kintner Plotkin & Kahn, PLLC, 1050 Connecticut Avenue, N.W., Washington, D.C. 20036-5339, Tel. No. 202-775-5750; Fax No. 202-857-6395, or at any other address designated by either party by notice to the other party pursuant to this Section
19. Notices shall be deemed given when received or when receipt is refused by the party to whom it is addressed, if delivered by overnight courier service or by hand or on the date the automatic acknowledgment indicates delivery was made to the party to whom it is addressed, if sent by facsimile.
20. ENTIRE AGREEMENT. This Contract shall constitute the entire agreement between the parties, and no prior verbal or written agreement of understanding shall survive the execution of this Contract. In the event of any amendment or modification of this Contract, the amendment or modification shall be in writing signed by all the parties, or their agents, in order to be binding upon the parties. This Contract, or a memorandum thereof, shall not be recorded among the land records.
21. FURTHER ASSURANCES. Sellers agree that they will, at any time and from time to time after the Closing Date, upon request of and at the sole cost and expense of Buyer, do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances and assurances as may reasonably be required for the assigning, transferring, granting, assuring and confirming to Buyer, or for aiding and assisting in collecting and reducing to possession, any or all of the assets or property being sold to Buyer pursuant to this Contract, provided that the same do not impose any liability on Sellers beyond that provided in this Contract or any document required to be executed by Sellers pursuant to this  Contract  (other  than  under  this  Section).
22. WAIVER OF JURY TRIAL. The parties hereto waive trial by jury in any action, proceeding or counterclaim brought by any party against any other party on any matter arising out of or in any way connected with this Contract.
23. BENEFIT AND BURDEN; LIABILITY. This Contract shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Buyer shall not assign its rights under this Contract without Sellers' prior written consent but Buyer shall have the right, without Sellers' consent but with notice to Sellers, to designate any subsidiary to assume the Facility Leases and to take title to the Personal Property. Except as otherwise provided in Section 4, each Seller's liability under this Contract shall be several (i.e., each Seller shall be liable only for its own representations, warranties and covenants (each of which is given only with respect to the Facility it operates)).
24. APPLICABLE LAW. This Contract shall be governed by and interpreted in accordance with the laws of the State of Texas.
25.     LIMITATIONS  ON  CLAIMS;  SURVIVAL.
(a)     Limitations  on  Buyer's  Claims.  Notwithstanding  any provision to the
        --------------------------------
contrary  herein  or  in  any  document  or  instrument  executed by Sellers and delivered to Buyer or its designee at or in connection with the closing (collectively, "CLOSING DOCUMENTS"), Sellers shall have no liability whatsoever with respect to any suits, actions, proceedings, investigations demands, claims, liabilities, fines, penalties, liens, judgments, losses, injuries, damages, expenses or costs, including without limitation, attorneys' and experts' fees and costs and investigation and remediation costs (collectively, "CLAIMS") under any of the representations and warranties and indemnities contained in this Contract or in any Closing Document, except to the extent that the aggregate amount of all Claims for breach of Sellers' representations and warranties and indemnities exceeds $25,000 (the "THRESHOLD AMOUNT") (but if such Claim is valid and is finally determined (or settled) to be in excess of the Threshold Amount, then Sellers' liability shall extend to the "first dollar" of Buyer's Claim(s)); provided, however, notwithstanding any provision to the contrary herein or in any Closing Document, the total liability of Sellers for any or all Claims with respect to the Facilities shall not exceed Three Hundred Seventy-five Thousand Dollars ($375,000) (the "CAP AMOUNT"). Further, notwithstanding any provision to the contrary herein or in any Closing Document, Sellers shall have no liability  with  respect  to  any  Claim  under  any  of the representations and warranties and indemnities contained in this Contract or in any Closing Document, which Claim relates to or arises in connection with (1) any Hazardous Materials (except solely to the extent that Sellers have breached their representation in Section 7(a)), (2) the physical condition of any Facility (except solely to the extent that Sellers have breached their representation in
Section 7(a)) or (3) any other matter not expressly set forth in Sellers' representations and warranties set forth in Section 7(a) or their indemnities in any Closing Document. Buyer shall not make any Claim or deliver any Claim Notice unless in good faith, it believes the Claim would exceed the Threshold Amount as set forth above.
(b)     Survival  of Buyer's Claims.  Except as otherwise specifically set forth
        ---------------------------
in this Contract, the representations and warranties and indemnities of Sellers contained herein or in any Closing Document shall survive only until the date which is twelve (12) months after the Closing Date (the "SURVIVAL DATE"). Any Claim that Buyer may have any time against Sellers for breach of any such representation, warranty or indemnity, whether known or unknown, with respect to which a Claim Notice has not been delivered to Sellers on or prior to the
                         --------
Survival Date, shall not be valid or effective. For the avoidance of doubt, on the Survival Date, Sellers shall be fully discharged and released (without the need for separate releases or other documentation) from any liability or obligation to the Buyer, Buyer's designee and/or their successors and assigns with respect to any Claims or any other matter relating to this Contract, any Closing Document or the Facilities, except solely for those matters that are then the subject of the pending Claim Notice delivered by Buyer to Sellers.
(c)     Limitations  on  Sellers'  Claims.  Notwithstanding any provision to the
        ---------------------------------
contrary herein or in any document or instrument executed by Buyer and delivered to Sellers at or in connection with the closing (collectively, "BUYER CLOSING DOCUMENTS"), Buyer shall have no liability whatsoever with respect to any Claims under any of the representations and warranties and indemnities contained in this Contract or in any Buyer Closing Document, except to the extent that the aggregate amount of all Claims for breach of Buyer's representations and warranties and indemnities exceeds the Threshold Amount (but if such Claim is valid and is finally determined (or settled) to be in excess of the Threshold Amount, then Buyer's liability shall extend to the "first dollar" of Sellers' Claim(s)); provided, however, notwithstanding any provision to the contrary herein or in any Buyer Closing Document, the total liability of Buyer for any or all Claims with respect to the Facilities shall not exceed the Cap Amount. Further, notwithstanding any provision to the contrary herein or in any Buyer Closing Document, Buyer shall have no liability with respect to any Claim under any of the representations and warranties and indemnities contained in this Contract or in any Buyer Closing Document, which Claim relates to or arises in connection with (1) any Hazardous Materials, (2) the physical condition of any Facility or (3) any other matter not expressly set forth in Buyer's representations and warranties set forth in Section 7(b) or its indemnities in any Buyer Closing Document. Sellers shall not make any Claim or deliver any Claim Notice unless in good faith, a Seller believes the Claim would exceed the Threshold Amount as set forth above.
(d)     Survival of Sellers' Claims.  Except as otherwise specifically set forth
        ---------------------------
in this Contract, the representations and warranties and indemnities of Buyer contained herein or in any Buyer Closing Document shall survive only until the Survival Date. Any Claim that Sellers may have any time against Buyer for breach of any such representation, warranty or indemnity, whether known or unknown, with respect to which a Claim Notice has not been delivered to Buyer on or prior
                                     -------
to the Survival Date, shall not be valid or effective. For the avoidance of doubt, on the Survival Date, Buyer shall be fully discharged and released (without the need for separate releases or other documentation) from any liability or obligation to the Sellers, Sellers' designee(s) and/or their successors and assigns with respect to any Claims or any other matter relating to this Contract, any Buyer Closing Document or the Facilities, except solely for those matters that are then the subject of the pending Claim Notice delivered by Sellers to Buyer.
(e)     HBM  Guaranty.  HBM shall execute at closing a Guaranty substantially in
        -------------
the  form of Exhibit J, guaranteeing Sellers' obligation to pay to Buyer damages
             ---------
due under this Contract arising from a breach of Sellers' representations and warranties set forth in Section 7(a) of the Contract, provided that HBM shall only be liable under such Guaranty to the extent that Sellers would be liable under the provisions of this Section 25 and in no event shall HBM's maximum amount of liability under the Guaranty exceed the Cap Amount. Furthermore, to the extent Buyer collects from Sellers under a Claim the Cap Amount, HBM shall have no further liability under such Guaranty.
(f)     Closing  Survival  and  Section  Applicability.  This  Section  25 shall
        ----------------------------------------------
survive closing. The limitations on Claims (including, without limitation, the Threshold Amount and the Cap Amount) and all other aspects of this Section 25 shall be inapplicable to the provisions of Section 4 (Sellers' Funding of
Operating Losses) and Section 6(d) (Adjustments). Nothing in this Section 25 shall restrict Buyer from interpleading Sellers in any action filed by a third party against Buyer relating to Sellers' ownership and operation of the Facilities prior to closing.
26. TIME OF THE ESSENCE. All times, wherever specified herein for the performance by Sellers or Buyer of their respective obligations hereunder, are of the essence of this Contract. Notwithstanding the foregoing, any time period provided for herein which shall end on a Saturday, Sunday, or legal holiday shall extend to the next Business Day. For purposes of this Contract, the term "BUSINESS DAY" shall mean those days of the week which are not a Saturday, Sunday or any other federal or state holiday in which the banks in Chicago are not open for business.
27. COUNTERPARTS. This Contract may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute a single agreement binding on the parties hereto.
28. DRAFTS NOT AN OFFER TO ENTER INTO A LEGALLY BINDING CONTRACT. The parties hereto agree that the submission of a draft of this Contract by one party to another is not intended by either party to be an offer to enter into a legally binding contract with respect to the purchase and sale of the Facilities pursuant to the terms of this Contract. The parties shall be legally bound with respect to the purchase and sale of the Facilities pursuant to the terms of this Contract only if and when the parties have been able to negotiate all of the terms and provisions of this Contract in a manner acceptable to each of the parties in their respective sole discretion, including, without limitation, all of the Exhibits and Schedules hereto, and each of Sellers and Buyer have fully executed and delivered to each other a counterpart of this Contract, including, without limitation, all Exhibits and Schedules hereto.
29.     CONFIDENTIALITY,  DISCLOSURE  AND  PRESS  RELEASES.
(a)     Confidentiality  Agreement.  As  a  condition  to  Sellers' agreement to
        --------------------------
furnish  and/or  disclose  Confidential  Information  (as  defined  in  the confidentiality  agreement  attached  hereto  as  Exhibit  H)  to  Buyer and its
                                                  ----------
Representatives for review and inspection, Buyer hereby agrees to be bound by the confidentiality agreement in the form attached hereto as Exhibit H.
                                                                      ---------
(b)     Disclosure.  Notwithstanding  any  language  in  this  Contract  to  the
        ----------
contrary,  in  no  event  shall  Buyer contact any Facilities-based employees or otherwise disclose the transactions contemplated by this Contract to any Facilities-based employees until the later of (i) the Effective Date or (ii) Buyer's issuance of the Press Release (hereinafter defined).
(c)     Press  Release.  Sellers and Buyer hereby covenant that (i) prior to the
        --------------
closing, they shall not issue any press release or public statement (a "PRESS RELEASE") with respect to the transactions contemplated by this Contract without the prior consent of all parties to this Contract, except to the extent required by law or the regulations of the Securities and Exchange Commission, and (ii) after the closing, any Press Release issued by Sellers or Buyer shall be subject to the review and approval of all such parties (which approval shall not be unreasonably withheld). If Sellers or Buyer are required by law to issue a Press Release, such party shall, at least two (2) Business Days prior to the issuance of the same, deliver a copy of the proposed Press Release to the other party for its review. Notwithstanding any language to the contrary herein, Buyer covenants to issue a Press Release two (2) Business Days after expiration of the Feasibility Period or such later date as may be mutually agreed by Sellers and Buyer, which Press Release shall be subject to Sellers' review and approval (which approval will not be unreasonably withheld and may not be withheld with respect to any provision of the Press Release which is required by law or the regulations of the Securities and Exchange Commission).
30.     ESCROW.
(a)     Interpleader.  In  the  event of a dispute concerning the disposition of
        ------------
the Earnest Money, the Escrow Agent shall have the right at any time to deposit any cash funds held by it under this Contract with the clerk of the court having jurisdiction. The Escrow Agent shall give written notice of such deposit to Sellers and Buyer. Upon such deposit, the Escrow Agent shall be relieved and discharged of all further obligations and responsibilities hereunder.
(b)     Escrow  Agent  as  Stakeholder.  The parties acknowledge that the Escrow
        ------------------------------
Agent is acting solely as a stakeholder at their request and for their convenience. Sellers and Buyer shall jointly and severally indemnify and hold the Escrow Agent harmless from and against all costs, claims, and expenses, including reasonable attorneys' fees, incurred in connection with the performance of the Escrow Agent's duties hereunder, except with respect to actions or omissions taken or suffered by the Escrow Agent in bad faith, in willful disregard of this Contract or involving gross negligence on the part of the Escrow Agent.
31. LICENSE REVIEW PERIOD. Buyer may at any time on or prior to the date which is five (5) Business Days after the Effective Date deliver to Sellers written notice that it is terminating this transaction because it is dissatisfied with the Facilities' existing licenses or with the licenses or license conditions it expects to have imposed on it in connection with its licenses. Upon Buyer delivering a termination notice under the preceding sentence, this Contract shall terminate, the Earnest Money and the interest thereon shall be returned to Buyer, and, except as otherwise provided in the last sentence of Section 8(a) or 8(b), neither party shall have any further liability to the other under this Contract.
                  [Remainder of page intentionally left blank.]

                                       S-1
     IN WITNESS WHEREOF, the undersigned parties have executed this Contract as of the day and year first above stated.

SELLERS:
-------

INTEGRATED  LIVING  COMMUNITIES  OF  ALEXANDRIA,  L.L.C.


By:     /s/    Thilo  D.  Best
     Thilo  D.  Best
     President  and  Chief  Executive  Officer


INTEGRATED  LIVING  COMMUNITIES  OF  LAKE  CHARLES,  L.L.C.


By:     /s/    Thilo  D.  Best
     Thilo  D.  Best
     President  and  Chief  Executive  Officer


INTEGRATED  LIVING  COMMUNITIES  OF  LAFAYETTE,  L.L.C.


By:     /s/    Thilo  D.  Best
     Thilo  D.  Best
     President  and  Chief  Executive  Officer


INTEGRATED  LIVING  COMMUNITIES
OF  HENDERSON,  L.P.

By:     ILC  of  Henderson  Gen-Par,  L.L.C.
     General  Partner


     By:/s/    Thilo  D.  Best
     Thilo  D.  Best
     President  and  Chief  Executive  Officer



                       [signatures continue on next page]
INTEGRATED  LIVING  COMMUNITIES
OF  OAKWELL,  L.P.

By:     ILC  of  Oakwell  Gen-Par,  L.L.C.
     General  Partner


     By:          /s/    Thilo  D.  Best
               Thilo  D.  Best
               President  and  Chief  Executive
               Officer


INTEGRATED  LIVING  COMMUNITIES
OF  SAN  ANTONIO,  L.P.

By:     ILC  of  San  Antonio  Gen-Par,  L.L.C.
     General  Partner


     By:          s/    Thilo  D.  Best
               Thilo  D.  Best
               President  and  Chief  Executive
               Officer


INTEGRATED  LIVING  COMMUNITIES
OF  MCKINNEY,  L.P.

By:     ILC  of  McKinney  Gen-Par,  L.L.C.
     General  Partner


     By:          /s/    Thilo  D.  Best
               Thilo  D.  Best
               President  and  Chief  Executive
               Officer


                       [signatures continue on next page]

HBM is executing this Contract for the sole purpose of agreeing to be bound by the provisions of Sections 4(f) and 25(e).

HBM:
---

HORIZON  BAY  MANAGEMENT,  L.L.C.


By:     /s/    Thilo  D.  Best
     Thilo  D.  Best
     President  and  Chief  Executive  Officer



BUYER:
-----

EMERITUS  CORPORATION


By:     /s/    Daniel  R.  Baty
     Daniel  R.  Baty
     Chairman  and  Chief  Executive  Officer


The undersigned Escrow Agent executes this Contract solely for the purpose of evidencing its agreement to perform its obligations, as set forth in this Contract, it being understood and agreed that Escrow Agent shall have absolutely no liability for the performance by Sellers or Buyer of their obligations under this Contract.

TITLE  NETWORK,  LTD.


By:
     Name:
     Title:

                                LIST OF EXHIBITS
                                ----------------

Exhibit  Recitals     Definition  of  Personal  Property
-----------------
Exhibit  A          Description  of  Facility  Leases  and  Real  Property
----------
Exhibit  B          Sellers'  Operating  Loss  Funding  Obligations
----------
Exhibit  C     Form  of  Assignment and Assumption of Facility Lease and Release
----------
Agreement
--
Exhibit  D          Form  of  Assignment  and Assumption of Occupancy Agreements
----------
Exhibit E     Form of Assignment of Licenses, Intangibles (including Trade Name)
---------
and  Warranties
Exhibit  F          Form  of  Assignment  and  Assumption of Operating Contracts
----------
Exhibit  G          Form  of  Bill  of  Sale
----------
Exhibit  H          Form  of  Confidentiality  Agreement
----------
Exhibit  I          Form  of  HBM's  Guaranty  of  Operating  Losses
----------
Exhibit  J          Form  of  HBM's  Guaranty  of Representations and Warranties
----------

                                LIST OF SCHEDULES
                                -----------------

Schedule  4(b)          Form  of  Operating  Loss  Report
--------------
Schedule  4(e)          Examples  of  Operating  Loss  Calculations
--------------
Schedule  7(a)(vi)     Litigation
------------------
Schedule  7(a)(xi)     Operating  Contracts
------------------

                                EXHIBIT RECITALS
                                ----------------

"PERSONAL PROPERTY" is comprised of the following (expressly excluding operating procedures manuals, corporate systems (such as accounting or cash management systems), accounts receivable, tax refunds, goodwill, the trade name "Kingsley Place at Lincoln Square" and all other trade names (other than the Trade Names), trademarks and service marks, trade secrets and proprietary information and know-how and forms, including accounting and other proprietary software, and equipment):

     (i) all resident occupancy agreements and commercial tenant lease or other occupancy agreements relating to Sellers' respective Real Property (collectively, the "OCCUPANCY AGREEMENTS");

     (ii) to the extent assignable, any and all licenses, authorizations, permits and approvals issued by any governmental authority and relating to the operation of Sellers' respective Real Property (collectively, the "ASSIGNABLE LICENSES");

     (iii) all furniture, furnishings, equipment, inventory supplies and vehicles owned by Sellers and relating to such Sellers' respective Real Property (collectively, the "TANGIBLE PERSONAL PROPERTY");

     (iv) all service, maintenance, and equipment contracts and leases under which a Seller is vendee or lessee (excluding each Seller's Management Agreement with Horizon Bay Management, L.L.C.) which shall be terminated at closing which relates to such Seller's respective Real Property (collectively, the "OPERATING CONTRACTS"); and

     (v) all rights to the trade names "Kingsley Place at Alexandria," "Kingsley Place at Lake Charles," "Kingsley Place at Lafayette," "Kingsley Place of Henderson," "Kingsley Place at Oakwell Farms," "Kingsley Place at The Medical Center," and "Kingsley Place at Stonebridge" (collectively, the "TRADE NAMES")

                                     ------
                                       A-2





NAME AND ADDRESS OF FACILITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  FACILITY CURRENT TENANT  LANDLORD/TENANT LEASE  LEASE EXECUTION DATE
-----------------------------------------------------------------------------------------------------------------------------------
 -----------------------  ---------------------  --------------------
Kingsley Place at Alexandria     Integrated Living Communities of Alexandria, L.L.C.     Health Care Property Investors, Inc., as L
351 Windermere Blvd.
Alexandria, LA 71303

Kingsley Place at Lake Charles     Integrated Living Communities of Lake Charles, L.L.C.     Health Care Property Investors, Inc.,
2420 Country Club Road
Lake Charles, LA 70605

Kingsley Place at Lafayette     Integrated Living Communities of Lafayette, L.L.C.     Health Care Property Investors, Inc., as Les
215 West Farrel Road
Lafayette, LA 70508

Kingsley Place of Henderson     Integrated Living Communities of Henderson, L.P.     Healthcare Realty Trust, formerly Capstone Cap
1000 Richardson Drive
Henderson, TX 75654

Kingsley Place at Oakwell     Integrated Living Communities of Oakwell, L.P.     Healthcare Realty Trust, formerly Capstone Capital
   Farms
3360 Oakwell Court
San Antonio, TX 78218

Kingsley Place at The Medical     Integrated Living Communities of San Antonio, L.P.     Healthcare Realty Trust, formerly Capstone
   Center
9000 Floyd Curl Drive
San Antonio, TX 78240

Kingsley Place at Stonebridge     Integrated Living Communities of McKinney, L.P.     Healthcare Realty Trust, formerly Capstone Ca
1650 S. Stonebridge Drive
McKinney, TX 75070


Note:     All  Lessees  were  converted  from  corporations to limited liability
--------------------------------------------------------------------------------
companies  or  limited  partnerships  as  noted  in  the Facility Current Tenant
--------------------------------------------------------------------------------
column.
-------

                                       B-1


                                                           EXHIBIT B
                                                           ---------

                                          SELLER'S OPERATING LOSS FUNDING OBLIGATIONS
                                          -------------------------------------------



                    ANNUAL NET LOSS
LANDLORD . . . . .  COMMUNITY                              FIRST YEAR OPERATING LOSS CAPS    SECOND YEAR OPERATING LOSS CAPS

HCPI . . . . . . .  Kingsley Place at Lafayette            $                   (   202,000)  $                     (    5,000)
HCPI . . . . . . .  Kingsley Lake Charles                                      (   239,000)                         (  85,000)
HCPI . . . . . . .  Kingsley Place at Alexandria                               (   468,000)                          (226,000)

HCPI SUBTOTAL. . .                           (   909,000)                         (316,000)                        (1,225,000)

HRT. . . . . . . .  Medical Center                                             (   323,000)                          (127,000)
HRT. . . . . . . .  Kingsley Place at Oakwell Farms                            (   267,000)                         (  60,000)
HRT. . . . . . . .  Kingsley Place of Stonebridge Ranch                        (   199,000)                        (    6,000)
HRT. . . . . . . .  Kingsley Place of Henderson                                (   540,000)                         ( 311,000)

HRT SUBTOTAL . . .                            (1,329,000)                        ( 504,000)                        (1,833,000)

OPERATING LOSS CAP  $                         (2,238,000)  $                     ( 820,000)  $                     (3,058,000)


LANDLORD . . . . .  AGGREGATE OPERATING CAP

HCPI . . . . . . .  $               (207,000)
HCPI . . . . . . .                  (324,000)
HCPI . . . . . . .                  (694,000)

HCPI SUBTOTAL

HRT. . . . . . . .                  (450,000)
HRT. . . . . . . .                  (327,000)
HRT. . . . . . . .                  (205,000)
HRT. . . . . . . .                  (851,000)

HRT SUBTOTAL

OPERATING LOSS CAP




In  no  event  shall  Buyer  be  entitled  to  receive  more than the applicable
--------------------------------------------------------------------------------
Operating  Loss  Cap  amount  with  respect  to  either the first 365-day period
--------------------------------------------------------------------------------
following  the  Closing  Date  ($2,238,000)  or the 366-day period following the
--------------------------------------------------------------------------------
first  anniversary  of  the  Closing Date ($820,000), or more than $3,058,000 in
--------------------------------------------------------------------------------
Operating  Losses in the aggregate under this Contract.  The Operating Loss Caps
--------------------------------------------------------------------------------
include,  as  facility expenses, rent under the Facility Leases and a management
--------------------------------------------------------------------------------
fee  in  the  amount  of  five  percent  (5%)  of  Gross  Revenues.
-------------------------------------------------------------------

                                     ------

                                       C-4
                                       ---
                                       C-1
                                       ---
                                    EXHIBIT C
                                    ---------

                        FORM OF ASSIGNMENT AND ASSUMPTION
                        ---------------------------------
                     OF FACILITY LEASE AND RELEASE AGREEMENT
                     ---------------------------------------

     This ASSIGNMENT AND ASSUMPTION OF FACILITY LEASE AND RELEASE AGREEMENT (this "AGREEMENT") is made as of this ___ day of __________, 2002 (the
"EFFECTIVE DATE"), by and between [INTEGRATED LIVING COMMUNITIES OF ____________], a ________________ ("ASSIGNOR"), [EMERITUS CORPORATION OR ITS
DESIGNEE], a _____________________ ("ASSIGNEE"), and [HEALTH CARE PROPERTY INVESTORS, INC.] OR [HEALTHCARE REALTY TRUST], a ______________ ("LANDLORD").

                                    RECITALS
                                    --------

Pursuant to that certain [LEASE OR LEASE AGREEMENT], dated as of _________ ____, __________ (the "LEASE"), between Landlord and Integrated Living Communities of , Inc. ("ORIGINAL TENANT") of the real property, improvements and personal property constituting [NAME OF FACILITY] (the "FACILITY"), situated at [ADDRESS OF FACILITY], Landlord leased the Facility to Original Tenant.

Integrated Living Communities, Inc., a Delaware corporation ("ORIGINAL GUARANTOR"), guaranteed certain payments and obligations of Assignor under the Lease (the "GUARANTY") pursuant to either (i) a Guaranty of Obligations of or about even date with the Lease or (ii) pursuant to a Guaranty within the body of the Lease.

Assignor is the successor to Original Tenant and Integrated Living Communities, L.L.C., a Delaware limited liability company ("ILC") is the successor to Original Guarantor. Accordingly, Assignor is the "TENANT" as defined in the Lease and ILC is the "GUARANTOR" as defined in the Guaranty.

Landlord, Assignor, and Assignee desire that the Assignor assign the Lease to Assignee under the terms and conditions described herein and that the Assignor and ILC shall be released from liability under the Lease under the terms and conditions described herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord, Assignor, and Assignee hereby agree as follows:

1.     Recitals.  The  Recitals  set  forth  above  are  hereby  incorporated by
       --------
reference  as  if  set  forth  herein  in  their  entirety.

2.     Defined  Terms.  Any  capitalized  terms  not  otherwise  defined in this
       --------------
Agreement  will  have  the  meaning  set  forth  in  the  Lease.

3.     Assignment of Lease.  As of the Effective Date, Assignor hereby transfers
       -------------------
and assigns to Assignee all of its right, title, and interest in and to the Lease and the Facility demised thereunder.

4.     Assumption  of  Lease.  As of the Effective Date, Assignee hereby accepts
       ---------------------
the foregoing assignment and agrees, for the benefit of Assignor and Landlord, to assume and be responsible for the payment of the rent and other charges payable by Assignor as tenant under the Lease from and after the Effective Date, and to keep, perform and observe all of the other terms, covenants, provisions and conditions to be kept, performed or observed by Assignor as tenant under the Lease from and after the Effective Date.

5.     Landlord's  Consent.  Landlord  consents  to the foregoing assignment and
       -------------------
agrees to amend the Lease as of the Effective Date in the manner set forth in Exhibit A attached hereto and made a part hereof. Assignee agrees and
  --------
acknowledges that the assignment made hereby shall not relieve Assignee from the
  -------
obligation to obtain the prior written consent of Landlord to any further assignment of the Lease or to any subletting of the Facility to the extent
Landlord's  consent  is  required  under  the terms and conditions of the Lease.

6.     No  Further  Liability.  As  of  the Effective Date, Landlord accepts the
       ----------------------
liability of Assignee in lieu of such liability of Assignor under the Lease and thereby releases Assignor of any liability or obligations under the Lease (including, without limitation, payment of rent and other charges payable on or after the Effective Date) except for any obligations that have accrued under the Lease prior to the Effective Date or which by their terms would survive termination of the Lease. As of the Effective Date, Assignee and Landlord agree that each of them shall be bound by the terms, conditions and limitations of the Lease as if Assignee was named in the Lease in place of Assignor as a party thereto.

[TO  BE  USED  WHERE LANDLORD DOES NOT REQUIRE SEPARATE GUARANTOR IN ADDITION TO
                              --------
ASSIGNEE:

7.     NO  FURTHER LIABILITY - ILC.  AS OF THE EFFECTIVE DATE, LANDLORD RELEASES
       ---------------------------
ILC FROM ANY LIABILITY, WHETHER DIRECT OR INDIRECT, KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, THAT MAY ARISE FROM OR IN ANY WAY BE CONNECTED WITH THE LEASE (INCLUDING, WITHOUT LIMITATION, THE GUARANTY OF PAYMENT OF RENT AND OTHER CHARGES PAYABLE ON OR AFTER THE EFFECTIVE DATE) EXCEPT FOR ANY OBLIGATIONS THAT HAVE ACCRUED UNDER THE LEASE OR THE GUARANTY PRIOR TO THE EFFECTIVE DATE.]

[TO  BE  USED  WHERE  LANDLORD  DOES  REQUIRE  SEPARATE  GUARANTOR:
                                ----

     NO  FURTHER  LIABILITY  - ILC.   AS OF THE EFFECTIVE DATE, LANDLORD ACCEPTS
     -----------------------------
THE  LIABILITY OF __________________, A ______________ ("NEW GUARANTOR") IN LIEU
OF THE LIABILITY OF ILC UNDER THE LEASE AND THEREBY RELEASES ILC FROM ANY LIABILITY, WHETHER DIRECT OR INDIRECT, KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, THAT MAY ARISE FROM OR IN ANY WAY BE CONNECTED WITH THE LEASE (INCLUDING, WITHOUT LIMITATION, THE GUARANTY OF PAYMENT OF RENT AND OTHER CHARGES PAYABLE ON OR AFTER THE EFFECTIVE DATE) EXCEPT FOR ANY OBLIGATIONS THAT HAVE ACCRUED UNDER THE LEASE OR THE GUARANTY PRIOR TO THE EFFECTIVE DATE. AS OF THE EFFECTIVE DATE, NEW GUARANTOR AND LANDLORD AGREE THAT EACH OF THEM SHALL BE BOUND BY THE TERMS, CONDITIONS AND LIMITATIONS OF THE LEASE AS IF NEW GUARANTOR WAS NAMED IN THE GUARANTY IN PLACE OF ILC AS A PARTY THERETO.]

8.     Survival  of  Terms.  The  terms  and  provisions of this Agreement shall
       -------------------
survive  termination  of  the  Lease.

9.     Successors  and  Assigns.  This Agreement shall be binding upon and inure
       ------------------------
to the benefit of the parties hereto and their respective successors and permitted assigns.

10.     Counterparts.  This  Agreement  may be executed in counterparts, each of
        ------------
which shall be deemed an original, but all of which, taken together, shall constitute one and the same instrument.

11.     Complete  Agreement.  This  Agreement  contains  the  entire  integrated
        -------------------
agreement between the parties respecting the subject matter of this Agreement and supersedes all prior understandings and agreements, whether oral or in writing, between the parties respecting the subject matter of this Agreement.

12.     Applicable Law.  This Agreement shall be governed by the applicable laws
        --------------
of  the  state  of  location  of  the  Facility.

13.     Attorneys'  Fees;  Costs.  In connection with any litigation arising out
        ------------------------
of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs at both the trial and appellate levels.

                        [SIGNATURES FOLLOW ON NEXT PAGE]

     IN  WITNESS  WHEREOF,  Assignor,  Assignee  and Landlord have executed this
Agreement  under  seal  as  of  the  date  first  written  above.

                                   ASSIGNOR:
                                   --------

[INTEGRATED LIVING COMMUNITIES OF _____], a _______________



                                   By:                              (SEAL)
                                        Name:
                                        Title:

                                   ASSIGNEE:
                                   --------

[EMERITUS  ________________],
a  _______________



                                   By:                              (SEAL)
Name:
                                        Title:

                                   LANDLORD:
                                   --------

[HEALTH  CARE  PROPERTY  INVESTORS,  INC.]  OR
[HEALTHCARE  REALTY  TRUST],
a  _____________________



                                   By:                              (SEAL)
Name:
                                        Title:

ACKNOWLEDGED  AND  CONFIRMED  BY  ILC:
-------------------------------------

INTEGRATED LIVING COMMUNITIES, L.L.C., a Delaware limited liability company


By:
     Name:
     Title:

                                    EXHIBIT D
                                    ---------

                        FORM OF ASSIGNMENT AND ASSUMPTION
                        ---------------------------------
                             OF OCCUPANCY AGREEMENTS
                             -----------------------

     THIS ASSIGNMENT AND ASSUMPTION OF OCCUPANCY AGREEMENTS (this "ASSIGNMENT") is entered into on this ___ day of __________ 2002, between (i) [INTEGRATED
LIVING  COMMUNITIES  OF               ],  a  _____________________ ("ASSIGNOR"),
having an office at c/o Horizon Bay Management, L.L.C., 111 E. Wacker Drive, Suite 2450, Chicago, Illinois 60601 and (ii) [EMERITUS CORPORATION OR ITS DESIGNEE], a ___________________ ("ASSIGNEE"), having an office at 3131 Elliott Avenue, Suite 500, Seattle, WA 98121.

     1.     Reference  to  Sale  Contract.  Reference is made to a Sale Contract
            -----------------------------
dated _______________, 2002 between Assignor, as seller, and Assignee, as buyer, pursuant to which Assignor has agreed to sell to Assignee, and Assignee has agreed to purchase from Assignor, the Assignor's interest in its respective Facility (the "SALE CONTRACT"). Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Sale Contract.

     2.     Assignment.  For  good  and  valuable  consideration  received  by
            ----------
Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby grants, transfers and assigns to Assignee all right, title and interest of Assignor as landlord in and to each of the Occupancy Agreements and the security deposits thereunder. Assignor is not assigning any right to receive delinquent rent, and any delinquent rent as of the date hereof shall be collected and paid to Seller in the manner provided by the Sale Contract.

     3.     Assumption.  Assignee hereby assumes, and agrees to be bound by, all
            ----------
of the covenants, agreements and obliga-tions of Assignor as landlord under the Occupancy Agreements which shall arise or be incurred, or which are required to be performed, on and after the date of this Assignment, and Assignee further assumes all liability of Assignor for the proper refund or return of the security deposits if, when and as required by the Occupancy Agreements or otherwise by law. Assignee is not assuming any obligation to collect and/or pay to Seller any delinquent rent as of the date hereof, except as expressly provided in the Sale Contract.

     4.     Binding  Effect.  This Assignment shall inure to the benefit of, and
            ---------------
be binding upon, each of the parties hereto and their respective successors and assigns.

     5.     Counterparts.  This  Agreement may be executed in counterparts, each
            ------------
of which shall be deemed an original, but all of which, taken together, shall constitute one and the same instrument.

     6.     Indemnification.
            ---------------

          (a) Assignor agrees to indemnify, defend and hold Assignee harmless from and against all claims and demands of a resident or tenant under any Occupancy Agreement arising as a result of Assignor's performance of, or failure to perform, the covenants, agreements and obligations of the licensor/landlord under the Occupancy Agreements to be kept and performed by Assignor as such licensor/landlord before the date of this Assignment and Assignor shall pay all costs and expenses (including reasonable attorneys' fees) incurred by Assignee in enforcing this indemnity.

          (b) Assignee agrees to indemnify, defend and hold Assignor harmless from and against all claims and demands of a resident or tenant under any Occupancy Agreements arising as a result of Assignee's performance of, or failure to perform, the covenants, agreements and obligations of the licensor/landlord under the Occupancy Agreements to be kept and performed by Assignee as such licensor/landlord, as the case may be, on and after the date of this Assignment and Assignee shall pay all costs and expenses (including reasonable attorneys' fees) incurred by Assignor in enforcing this indemnity.


           [SIGNATURES OF THE PARTIES ARE SET FORTH ON THE NEXT PAGE]

     IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment on the day and year first above written.

ASSIGNOR:

[INTEGRATED  LIVING  COMMUNITIES  OF                                   ],
a  ____________
By:     ____________________________________
     Name:
     Title:

ASSIGNEE:
[EMERITUS  CORPORATION  OR  ITS  DESIGNEE],  a

By:
     Name:
     Title:

------
     E-4

                                       E-1
                                    EXHIBIT E
                                    ---------

                   FORM OF ASSIGNMENT OF LICENSES, INTANGIBLES
                   -------------------------------------------
                      (INCLUDING TRADE NAME) AND WARRANTIES
                      -------------------------------------

     THIS ASSIGNMENT OF LICENSES, INTANGIBLES (INCLUDING TRADE NAME) AND WARRANTIES (this "ASSIGNMENT") is entered into on this ___ day of __________
2002,  between  (i)  [INTEGRATED  LIVING  COMMUNITIES  OF               ],  a
_____________________ ("ASSIGNOR"), having an office at c/o Horizon Bay Management, L.L.C., 111 E. Wacker Drive, Suite 2450, Chicago, Illinois 60601 and
(ii) [EMERITUS CORPORATION OR ITS DESIGNEE], a ___________________ ("ASSIGNEE"), having an office at 3131 Elliott Avenue, Suite 500, Seattle, WA 98121.

1.     Reference  to  Sale Contract.  Reference is made to a Sale Contract dated
       ----------------------------
_______________, 2002, between Assignor, as seller, and Assignee, as buyer (the "SALE CONTRACT"), pursuant to which Assignor agreed to sell to Assignee, and Assignee agreed to purchase from Assignor, the Assignor's interest in its respective Facility and other assets described therein. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Sale Contract.

     2.     Assignment.  For  good  and  valuable  consideration  received  by
            ----------
Assignor, the receipt and suffi-ciency of which are hereby acknowledged, Assignor hereby grants, transfers and assigns to Assignee all right, title and interest of Assignor in and to: the Assignable Licenses, the Trade Names and any other intangibles or warranty to the extent not excluded from transfer under the terms of the Sale Contract. This Assignment shall not be effective as to any Assignable License, Trade Name or other intangible or warranty which, by its terms or as a matter of law, cannot be assigned.

     3.     Binding  Effect.  This Assignment shall inure to the benefit of, and
            ---------------
be binding upon, each of the parties hereto and their respective successors and assigns.

     IN WITNESS WHEREOF, Assignor has executed this Assignment on the day and year first above written.


By:     [INTEGRATED  LIVING  COMMUNITIES  OF                         ],
     a  ________________

     By:     ________________________
     Name:
          Title:

                                       F-1
                                    EXHIBIT F
                                    ---------

                        FORM OF ASSIGNMENT AND ASSUMPTION
                        ---------------------------------
                             OF OPERATING CONTRACTS
                             ----------------------
     THIS  ASSIGNMENT  AND ASSUMPTION OF OPERATING CONTRACTS (this "ASSIGNMENT")
                                                                    ----------
is  entered  into  on  this  ___ day of __________ 2002, between (i) [INTEGRATED
LIVING  COMMUNITIES  OF               ],  a  _____________________ ("ASSIGNOR"),
having an office at c/o Horizon Bay Management, L.L.C., 111 E. Wacker Drive, Suite 2450, Chicago, Illinois 60601 and (ii) [EMERITUS CORPORATION OR ITS DESIGNEE], a ___________________ ("ASSIGNEE"), having an office at 3131 Elliott Avenue, Suite 500, Seattle, WA 98121. ("ASSIGNEE").
                                              --------

1.     Property.  The  "PROPERTY"  shall  mean  the  real  property  located  in
       --------         --------
__________  legally  described  in  EXHIBIT  A  to  this  Assignment.

2.     Service  Contracts.  The  "OPERATING  CONTRACTS" shall mean all contracts
       ------------------         --------------------
relating  to  the  Property  listed  in  EXHIBIT  B  to  this  Assignment.

3.     Assignment.  For  good  and  valuable consideration received by Assignor,
       ----------
the receipt and sufficiency of which are hereby acknowledged, Assignor hereby grants, transfers and assigns to Assignee all right, title and interest of Assignor in and to each of the Operating Contracts.

4.     Assumption.  Assignee  hereby  assumes, and agrees to be bound by, all of
       ----------
the covenants, agreements and obligations of Assignor under the Operating Contracts which shall arise or be incurred, or which are required to be performed, on and after the date of this Assignment.

5.     Indemnification.
       ---------------

(a) Assignor agrees to indemnify, defend and hold Assignee harmless from and against all claims and demands of a vendor under any Operating Contract arising as a result of Assignor's performance of, or failure to perform, the covenants, agreements and obligations of the vendee under the Operating Contracts to be kept and performed by Assignor as such vendee, before the date of this Assignment (provided, however, that Assignor shall be responsible for all payment obligations accrued by the vendee under the Operating Contracts before the date of this Assignment even if such sums are not due until after the date of this Assignment) and Assignor shall pay all costs and expenses (including reasonable attorneys' fees) incurred by Assignee in enforcing this indemnity.

(b) Assignee agrees to indemnify, defend and hold Assignor harmless from and against all claims and demands of a vendor under any Operating Contract arising as a result of Assignee's performance of, or failure to perform, the covenants, agreements and obligations of the vendee under the Operating Contracts to be kept and performed by Assignee as such vendee, as the case may be, on and after the date of this Assignment and Assignee shall pay all costs and expenses (including reasonable attorneys' fees) incurred by Assignor in enforcing this indemnity.

     6.     Binding  Effect.  This Assignment shall inure to the benefit of, and
            ---------------
be binding upon, each of the parties hereto and their respective successors and assigns.

7.     Exhibits.  The Exhibits referred to in this Agreement and attached hereto
       --------
are  incorporated  herein  by  this  reference  and  made  a  part  hereof.

8.     Counterparts.  This  Agreement  may  be executed in counterparts, each of
       ------------
which shall be deemed an original, but all of which, taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment effective as of the day and year first above written.


ASSIGNOR:

[INTEGRATED  LIVING  COMMUNITIES  OF                              ],
                                                                  -
a  ____________

By:     ____________________________________
     Name:
     Title:

ASSIGNEE:

[EMERITUS  CORPORATION  OR  ITS  DESIGNEE],  a  ______________

By:     ____________________________________
     Name:
     Title:

                                       G-1
                                    EXHIBIT G
                                    ---------

     FORM  OF  BILL  OF  SALE
     ------------------------

     THIS  BILL  OF  SALE  (this "BILL OF SALE") is executed on this ____ day of
____________,  2002,  by  [INTEGRATED  LIVING  COMMUNITIES  OF               ]
("SELLER"),  a ______________________________, having an office at 111 E. Wacker
Drive, Suite 2450, Chicago, Illinois 60601, in favor of [EMERITUS CORPORATION OR ITS DESIGNEE] ("BUYER"), a ___________________, having an office at 3131 Elliott Avenue, Suite 500, Seattle, WA 98121.

     1.     Reference  to  Sale  Contract.  Reference is made to a Sale Contract
            -----------------------------
dated _______________, 2002 between Seller and Buyer, pursuant to which Seller has agreed to sell to Buyer, and Buyer has agreed to purchase from Seller, the Seller's interest in its respective Real Property and other assets described therein (the "SALE CONTRACT"). Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Sale Contract .

     2.     Sale.  For  good  and valuable consideration received by Seller, the
            ----
receipt and sufficiency of which is hereby acknowledged, Seller hereby sells, assigns and transfers its Tangible Personal Property to Buyer free and clear of all liens, charges and encumbrances. Seller covenants and agrees to warrant and forever defend title to its respective Tangible Personal Property unto Buyer against all and every person or persons. Except as set forth in the immediately preceding sentence, Seller makes no warranties or representations as to its Tangible Personal Proper-ty.

     IN WITNESS WHEREOF, Seller has executed this Bill of Sale the day and year first above written.

     SELLER:

[INTEGRATED  LIVING  COMMUNITIES  OF
],
a  ____________
By:     ____________________________________
     Name:
               Title:

------
                                       H-3

                                       H-1
                                    EXHIBIT H
                                    ---------

                        FORM OF CONFIDENTIALITY AGREEMENT
                        ---------------------------------


PERSONAL  AND  CONFIDENTIAL
---------------------------


______________  ___,  2002

c/o  Horizon  Bay  Management,  L.L.C.
111  E.  Wacker  Drive
Suite  2450
Chicago,  Illinois  60601
Attention:  Thilo  D.  Best

RE:  CONFIDENTIALITY  AGREEMENT
     --------------------------
Dear  Thilo:
In connection with the consideration by Emeritus Corporation or its affiliates ("BUYER") of the potential purchase (the "PURCHASE") from Integrated Living Communities of Alexandria, L.L.C., Integrated Living Communities of Lake Charles, L.L.C., Integrated Living Communities of Lafayette, L.L.C., Integrated Living Communities of Henderson, L.P., Integrated Living Communities of Oakwell, L.P., Integrated Living Communities of San Antonio, L.P., and Integrated Living Communities of McKinney, L.P. (collectively, the "SELLERS"), of the Sellers' interest in its respective Facilities, as defined in the Sale Contract dated as of _________, 2002 between Sellers and Buyer, Buyer has requested that Sellers supply certain Confidential Information (as defined in paragraph 1 below). As a condition to Sellers' agreement to furnish and/or disclose such Confidential Information to Buyer for its review and inspection, Buyer agrees to be bound by the terms set forth herein.
1. "CONFIDENTIAL INFORMATION" shall include all information furnished to Buyer by Sellers relating to Sellers or assets held by Sellers, as well as written memoranda, notes, analysis, reports, compilations, or studies prepared by Buyer which contain, or are derived from, such information furnished by Sellers, whether in writing, computer diskette, other medium or oral communication. Notwithstanding the foregoing, information provided by Sellers shall not constitute Confidential Information if such information (i) is or becomes generally available to the public other than as a result of a disclosure by or through Buyer or its directors, officers, employees or affiliates in contravention of this agreement, (ii) was already available to, or in the possession of, Buyer prior to its disclosure by, or at the direction of, Sellers in connection with Buyer's evaluation of the potential Purchase, or (iii) is or becomes available to Buyer from a source (other than Sellers) not bound, to the knowledge of Buyer, by any legal or other obligation prohibiting the disclosure of Confidential Information by such source to Buyer.
2. Buyer agrees that it will use Confidential Information exclusively for the purpose of evaluating the potential Purchase. Buyer further agrees that it will not disclose Confidential Information to any third party; provided, however, that Buyer may without liability disclose Confidential Information (i) to any director, officer, employee of Buyer, or attorney, accountant, or other technical expert retained by Buyer who needs to know such Confidential Information for the purpose of evaluating the potential Purchase or later administering such Purchase and to Buyer's auditors, accountants and attorneys (it being understood and agreed that Buyer shall advise such persons of the confidential nature of such Confidential Information and such persons shall agree to maintain the confidentiality of such Confidential Information in accordance with the terms hereof), and (ii) to the extent required by a subpoena, judicial, or administrative process.
3. In the event that Buyer desires to disclose Confidential Information under the circumstances contemplated by clause (ii) of the preceding paragraph, Buyer will (a) provide Sellers with prompt notice thereof, (b) consult with Sellers on the advisability of taking steps to resist or narrow such disclosure, and (c) reasonably cooperate with Sellers in any attempt that Sellers may make to obtain an order or other reliable assurance that confidential treatment will be accorded to designated portions of the Confidential Information. However, Buyer shall not be obligated to suffer civil or criminal liability to prevent disclosure of Confidential Information required by a subpoena, judicial, regulatory or administrative process.
4. Buyer agrees that in the event the Purchase fails to occur, all written Confidential Information and all copies thereof will be returned to Sellers promptly upon Sellers' request.
5. In addition to any other remedies available to Sellers, Buyer acknowledges and agrees that Sellers shall be entitled to seek the remedies of injunction and specific performance for any breach of the provisions of this agreement by Buyer.
6. Buyer agrees to indemnify and hold harmless Sellers from and against all loss, liability, claim, damage and expenses (including attorneys' fees) arising out of any breach of this agreement by Buyer or its representatives.
7. This agreement shall be governed by and construed in accordance with the laws of the State of Texas.
Very  truly  yours,
Emeritus  Corporation,

By:
Name:
          Title:


AGREED  TO  AND  ACCEPTED:
Horizon  Bay  Management,  L.L.C.,  on  behalf  of  Sellers

By:
     Thilo  D.  Best
President  and  Chief  Executive  Officer

                                       I-3
                                       I-1
                                    EXHIBIT I
                                    ---------

                          GUARANTY OF OPERATING LOSSES
                          ----------------------------

     THIS GUARANTY (the "GUARANTY") is made and entered into this ____ day of , 2002, by HORIZON BAY MANAGEMENT, L.L.C. ("GUARANTOR"), for the benefit of
EMERITUS  CORPORATION  ("BUYER").

                                    RECITALS
                                    --------

     A. Integrated Living Communities of Alexandria, L.L.C., Integrated Living Communities of Lake Charles, L.L.C., Integrated Living Communities of Lafayette, L.L.C., Integrated Living Communities of Henderson, L.P., Integrated Living Communities of Oakwell, L.P., Integrated Living Communities of San Antonio, L.P., and Integrated Living Communities of McKinney, L.P. (each a "SELLER" and collectively, the "SELLERS"), and Buyer entered into a Sale
Contract  dated  as  of               ,  2002  (the "SALE CONTRACT") pursuant to
which Buyer agreed to acquire Sellers' interests in the Facility Leases and the Facilities, each as defined in the Sale Contract, subject to the terms and conditions of the Sale Contract.

     B. Guarantor benefited by Buyer and Sellers entering into the Sale Contract, and, therefore, Guarantor executed the Sale Contract for the purpose of guaranteeing the performance of the Guaranteed Obligations (as defined herein).

     NOW, THEREFORE, as an inducement for Buyer to consummate the transactions contemplated by the Sale Contract, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

     1.     Definitions.  Capitalized  terms  used  in  this  Guaranty which are
            -----------
defined in the Sale Contract as now in effect or as it may hereafter be amended from time to time have the meanings specified in the Sale Contract unless expressly otherwise defined herein.

     2.     Guaranty  of  Payment and Performance.  As set forth in Section 4(e)
            -------------------------------------
of the Sale Contract, Guarantor hereby irrevocably and unconditionally guarantees to Buyer the payment of Sellers' obligation to fund Operating Losses, provided that Guarantor's maximum amount of liability under the Guaranty shall not exceed the applicable Operating Loss Caps. This Guaranty is an unconditional guaranty of payment and not of collection, and Guarantor agrees that Buyer shall not be required to assert any claim or cause of action against Sellers before asserting any claim or cause of action against Guarantor under this Guaranty. This Guaranty is a continuing guaranty which shall remain in full force and effect until all of the obligations set forth herein shall have been completely performed or otherwise discharged. The obligations under this Section which Guarantor is guaranteeing under this Guaranty are hereinafter referred to as the "GUARANTEED OBLIGATIONS".

     3.     Waiver  of  Notice.  Guarantor  hereby  waives  notice of acceptance
            ------------------
hereof, and of nonperformance or nonpayment by Sellers of any of the Guaranteed Obligations.

     4.     Further  Assurances.  Guarantor  will  at  any time and from time to
            -------------------
time upon request by Buyer take or cause to be taken any action and execute and deliver such, if any, further documents as, in the opinion of Buyer, may be necessary in order to assure to Buyer the full benefits of this Guaranty.

     5.     Waiver.  Neither  this  Guaranty nor any term hereof may be changed,
            ------
waived, discharged or terminated except by an instrument in writing signed by Buyer and Guarantor expressly referring to this Guaranty and to the provisions so changed or limited. No such waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of Buyer in exercising any right under this Guaranty shall operate as a waiver thereof or otherwise be prejudicial thereto.

     6.     Insolvency  of  Sellers  or  Guarantor.  This  Guaranty shall not be
            --------------------------------------
affected, modified, or impaired by the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangements, composition with creditors or readjustment of, or other similar proceedings affecting Sellers or Guarantor, or any of the assets belonging to any of them.

     7.     Notices.  Any  demand or notice required or permitted to be given by
            -------
Buyer to Guarantor under this Guaranty shall be given pursuant to the terms and conditions set forth in Section 19 of the Sale Contract, and addressed to Guarantor at Horizon Bay Management, L.L.C., Attention: Thilo D. Best, President and CEO, 111 E. Wacker Drive, Suite 2450, Chicago, Illinois 60601, Tel. No. 312-297-9494, Fax No. 312-297-9502, with a copy to Whitehall Street Real Estate Limited Partnership VII, Attention: Chief Financial Officer, 85 Broad Street, 19th Floor, New York, New York 10004, and with a copy to Kenneth
S. Jacob, Esquire, Arent Fox Kintner Plotkin & Kahn, PLLC, 1050 Connecticut Avenue, N.W., Washington, D.C. 20036-5339, Tel. No. 202-775-5750; Fax No.
202-857-6395,  or  at  any  other  address  designated  by  Guarantor  to Buyer.

     8.     Waiver  of Notice and Consent.  Without notice to Guarantor, without
            -----------------------------
the consent of Guarantor, and without affecting or limiting Guarantor's liability hereunder, Buyer may:

          (a) grant Sellers extensions of time for payment of the Guaranteed Obligations or any part thereof;

          (b) grant Sellers extensions of time for performance of agreements or other indulgences;

          (c) compromise, settle, release, or terminate any or all of the obligations, covenants,  or agreements of Sellers under the Sale Contract; and

(d) with Sellers' written consent, modify or amend any obligations, covenant, or agreement of Sellers as set forth in the Sale Contract (and such amendments shall nevertheless be binding upon Guarantor).

     9.     Continued  Effectiveness  and  Reinstatement.  This  Guaranty  shall
            --------------------------------------------
continue to be effective, or be reinstated, as the case may be, if at any time any whole or partial payment or performance of any of the Guaranteed Obligations or any other obligation hereunder is or is sought to be rescinded or must otherwise be restored or returned by Buyer upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Sellers or Guarantor upon or as a result of the appointment of a receiver, intervener, or conservator of, or trustee or similar officer for, Sellers or Guarantor of or for any substantial part of its property, or otherwise, all as though such payments and performance had not been made.

     10.     General  Provisions.  This  Guaranty  shall  be  binding  upon  the
             -------------------
respective successors and assigns of Guarantor, and shall inure to the benefit of Buyer and its successors and assigns; provided, however, Guarantor will not assign or otherwise transfer this Guaranty without the prior written consent of Buyer, which consent may be granted or refused in Buyer's sole discretion. This Guaranty shall be governed by and construed in accordance with the laws of the State of Delaware. The descriptive headings of the Sections of this Guaranty have been inserted herein for convenience of reference only and shall not define or limit the provisions hereof. If any provision of this Guaranty shall be invalid, illegal or unenforceable, the validity of all other terms hereof shall be in no way affected thereby, and this Guaranty shall operate and be enforceable as if such invalid, illegal or unenforceable provisions had not been included herein.

     IN WITNESS WHEREOF, Guarantor has signed this Guaranty under seal as of the day and year first above written.

GUARANTOR:
---------

HORIZON  BAY  MANAGEMENT,  L.L.C.


By:
     Thilo  D.  Best
     President  and  Chief  Executive  Officer

                                     ------
                                       J-3
                                       J-1
                                    EXHIBIT J
                                    ---------

                   GUARANTY OF REPRESENTATIONS AND WARRANTIES
                   ------------------------------------------

     THIS GUARANTY (the "GUARANTY") is made and entered into this ____ day of , 2002, by HORIZON BAY MANAGEMENT, L.L.C. ("GUARANTOR"), for the benefit of
EMERITUS  CORPORATION  ("BUYER").

                                       RECITALS
                                       --------

     A. Integrated Living Communities of Alexandria, L.L.C., Integrated Living Communities of Lake Charles, L.L.C., Integrated Living Communities of Lafayette, L.L.C., Integrated Living Communities of Henderson, L.P., Integrated Living Communities of Oakwell, L.P., Integrated Living Communities of San Antonio, L.P., and Integrated Living Communities of McKinney, L.P. (each a "SELLER" and collectively, the "SELLERS"), and Buyer entered into a Sale
Contract  dated  as  of               ,  2002  (the "SALE CONTRACT") pursuant to
which Buyer agreed to acquire Sellers' interests in the Facility Leases and the Facilities, each as defined in the Sale Contract, subject to the terms and conditions of the Sale Contract.

     B. Guarantor benefited by Buyer and Sellers entering into the Sale Contract, and, therefore, Guarantor executed the Sale Contract for the purpose of guaranteeing the collection of the Guaranteed Obligations (as defined herein).

     NOW, THEREFORE, as an inducement for Buyer to consummate the transactions contemplated by the Sale Contract, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

     1.     Definitions.  Capitalized  terms  used  in  this  Guaranty which are
            -----------
defined in the Sale Contract as now in effect or as it may hereafter be amended from time to time have the meanings specified in the Sale Contract unless expressly otherwise defined herein.

     2.     Guaranty of  Payment and Performance.  As set forth in Section 25(c)
            ------------------------------------
of the Sale Contract, Guarantor hereby irrevocably and unconditionally guarantees to Buyer Sellers' obligation to pay to Buyer damages due under the Sale Contract arising from a breach of a representation and warranty set forth in Section 7(a) of the Sale Contract, provided that Guarantor shall only be liable under this Guaranty to the extent that Sellers would be liable under the provisions of Section 25 of the Sale Contract and Guarantor's maximum amount of liability under this Guaranty shall not exceed the Cap Amount. This Guaranty is an unconditional guaranty of payment and not of collection, and is no way conditioned upon any attempt by Buyer to collect from Sellers. This Guaranty is a continuing guaranty which shall remain in full force and effect until all of the obligations set forth herein shall have been completely performed or otherwise discharged. The obligations under this Section which the Guarantor is guaranteeing under this Guaranty are hereinafter referred to as the "GUARANTEED OBLIGATIONS".

     3.     Waiver  of  Notice.  Guarantor  hereby  waives  notice of acceptance
            ------------------
hereof, and of nonperformance or nonpayment by Sellers of any of the Guaranteed Obligations.

     4.     Further  Assurances.  Guarantor  will  at  any time and from time to
            -------------------
time upon request by Buyer take or cause to be taken any action and execute and deliver such, if any, further documents as, in the opinion of Buyer, may be necessary in order to assure to Buyer the full benefits of this Guaranty.

     5.     Waiver.  Neither  this  Guaranty nor any term hereof may be changed,
            ------
waived, discharged or terminated except by an instrument in writing signed by Buyer and Guarantor expressly referring to this Guaranty and to the provisions so changed or limited. No such waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of Buyer in exercising any right under this Guaranty shall operate as a waiver thereof or otherwise be prejudicial thereto.

     6.     Insolvency  of  Sellers  or  Guarantor.  This  Guaranty shall not be
            --------------------------------------
affected, modified, or impaired by the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangements, composition with creditors or readjustment of, or other similar proceedings affecting Sellers or Guarantor, or any of the assets belonging to any of them.

     7.     Notices.  Any  demand or notice required or permitted to be given by
            -------
Buyer to Guarantor under this Guaranty shall be given pursuant to the terms and conditions set forth in Section 19 of the Sale Contract, and addressed to Guarantor at Horizon Bay Management, L.L.C., Attention: Thilo D. Best, President and CEO, 111 E. Wacker Drive, Suite 2450, Chicago, Illinois 60601, Tel. No. 312-297-9494, Fax No. 312-297-9502, with a copy to Whitehall Street Real Estate Limited Partnership VII, Attention: Chief Financial Officer, 85 Broad Street, 19th Floor, New York, New York 10004, and with a copy to Kenneth
S. Jacob, Esquire, Arent Fox Kintner Plotkin & Kahn, PLLC, 1050 Connecticut Avenue, N.W., Washington, D.C. 20036-5339, Tel. No. 202-775-5750; Fax No.
202-857-6395,  or  at  any  other  address  designated  by  Guarantor  to Buyer.

     8.     Waiver  of Notice and Consent.  Without notice to Guarantor, without
            -----------------------------
the consent of Guarantor, and without affecting or limiting Guarantor's liability hereunder, Buyer may:

          (a) grant Sellers extensions of time for payment of the Guaranteed Obligations or any part thereof;

          (b) grant Sellers extensions of time for performance of agreements or other indulgences;

          (c) compromise, settle, release, or terminate any or all of the obligations, covenants,  or agreements of Sellers under the Sale Contract; and

(d) with Sellers' written consent, modify or amend any obligations, covenant, or agreement of Sellers as set forth in the Sale Contract (and such amendments shall nevertheless be binding upon Guarantor).

     9.     Continued  Effectiveness  and  Reinstatement.  This  Guaranty  shall
            --------------------------------------------
continue to be effective, or be reinstated, as the case may be, if at any time any whole or partial payment or performance of any of the Guaranteed Obligations or any other obligation hereunder is or is sought to be rescinded or must otherwise be restored or returned by Buyer upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Sellers or Guarantor upon or as a result of the appointment of a receiver, intervener, or conservator of, or trustee or similar officer for, Sellers or Guarantor of or for any substantial part of its property, or otherwise, all as though such payments and performance had not been made.

     10.     General  Provisions  .  This  Guaranty  shall  be  binding upon the
             -------------------
respective successors and assigns of Guarantor, and shall inure to the benefit of Buyer and its successors and assigns; provided, however, Guarantor will not assign or otherwise transfer this Guaranty without the prior written consent of Buyer, which consent may be granted or refused in Buyer's sole discretion. This Guaranty shall be governed by and construed in accordance with the laws of the State of Delaware. The descriptive headings of the Sections of this Guaranty have been inserted herein for convenience of reference only and shall not define or limit the provisions hereof. If any provision of this Guaranty shall be invalid, illegal or unenforceable, the validity of all other terms hereof shall be in no way affected thereby, and this Guaranty shall operate and be enforceable as if such invalid, illegal or unenforceable provisions had not been included herein.

     IN WITNESS WHEREOF, the Guarantor has signed this Guaranty under seal as of the day and year first above written.

GUARANTOR:
---------

HORIZON  BAY  MANAGEMENT,  L.L.C.


By:
     Thilo  D.  Best
     President  and  Chief  Executive  Officer

                                  SCHEDULE 4(B)
                                  -------------

                          FORM OF OPERATING LOSS REPORT
                          -----------------------------


                                  See attached.



Operating  Loss  Funding
Year  1  Examples
(in  000's)
Operating  Loss  Funding
Year  1  Examples
(in  000's)
SCHEDULE  4(E)
--------------

EXAMPLES  OF  OPERATING  LOSS  CALCULATIONS
-------------------------------------------


                                                                                                        Group A.
                                                                                                        --------------
Month. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Income <Loss>
                                                                                                        --------------
                                                                                                        Loss
                                                                                                        --------------

  (1) Month 1:  Group A Closes
1. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           <150>




  (2) Month 2:  Both Groups Are Closed
2. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           <140>




  (3) Month 10:  Losses of $2.2 Million at End of Month 9 and Company Makes Money
9. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  End of Month 9
10 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              25




  (4) Month 11:  Company Loses Money Funding to Extent of Aggregate Losses
11 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            <30>




  (5) Month 12:  Company Loses Money in Aggregate
12 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              50




  (6) Month 13:  Group A Moves to Year 2 Funding Group B Still Draws From Year 1 Funds Subject to Cap.
13 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               0


Group B.       Total
                                                                                                        -------------  ---------
Month. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Income <Loss>  Aggregate
                                                                                                        -------------  ---------
                                                                                                        Funding


  (1) Month 1:  Group A Closes
1. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              0      <150>
150




  (2) Month 2:  Both Groups Are Closed
2. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          <130>      <420>
420




  (3) Month 10:  Losses of $2.2 Million at End of Month 9 and Company Makes Money
9. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        <2,200>      2,200
10 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             50    <2,125>
2,200




  (4) Month 11:  Company Loses Money Funding to Extent of Aggregate Losses
11 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           <55>    <2,210>
2,210




  (5) Month 12:  Company Loses Money in Aggregate
12 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           <70>    <2,230>
2,230




  (6) Month 13:  Group A Moves to Year 2 Funding Group B Still Draws From Year 1 Funds Subject to Cap.
13 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           <50>    <2,280>
2,238

------
     4
------

                                SCHEDULE 7(A)(VI)
                                -----------------
                                   LITIGATION
                                   ----------
Lexington  Insurance  Company  and  ILC  of  McKinney,  Inc.  vs.
-----------------------------------------------------------------
Highland  Fire  Protection  Co.,  et  al.
-----------------------------------------
KP at Stonebridge Ranch is a nominal plaintiff in this subrogated action brought by plaintiff Lexington Insurance Company ("Lexington") in the name of ILC of McKinney, Inc. (predecessor to Integrated Living Communities of McKinney, L.P.) against the contractor, architect, et al., resulting from a property claim paid by Lexington several years ago. The property claim relates to the sprinkler system freezing, which caused water damage (the water damage and sprinkler system have been repaired).

     3
     3



                                                    SCHEDULE 7(A)(XI)
                                                    -----------------
                                                   OPERATING CONTRACTS
                                                   -------------------


                                                   OPERATING CONTRACTS



PROPERTY. . . . . . . . . . . . . .  COMPANY NAME                   CONTRACT DATE
KP @ Lafayette. . . . . . . . . . .  Excel Protection Systems, Inc                                             10/18/2001
  Choice Lawn & Landscape . . . . .                      5/31/2001
  Choice Lawn & Landscape . . . . .                      5/31/2001
  Orkin . . . . . . . . . . . . . .                       8/7/2001  Pest control
  Redd Pest Control . . . . . . . .                      2/20/1998  Pest control
  Waste Management. . . . . . . . .                      9/23/1999  Non hazardous waste
  Pitney Bowes Credit Corporation .                     12/31/1997  Lease postage meter -- Equipment lease

KP @ Lake Charles . . . . . . . . .  Sue Williams                                                               2/10/1998
  Deadria Bernard . . . . . . . . .                       9/8/2000  Barber and beauty shop
  John Astling. . . . . . . . . . .  Undated                        Aerobic instructor
  Canon Financial Services Inc. . .                       2/8/2000  Copier lease -- Equipment lease
  Louisiana Special Systems, Inc. .                       4/1/1998  Fire alarm inspection agreement
  Louisiana Special Systems, Inc. .                      3/27/1998  Fire alarm monitoring agreement
  BFI . . . . . . . . . . . . . . .                       9/5/2000  Trash removal

KP @ Medical Center . . . . . . . .  Anco Inc.                                                                   7/1/1998
  JM Electronic Engineering Inc.. .                       1/1/2000  Inspection of kitchen hood
  JM Electronic Engineering Inc.. .                       9/8/1998  Fire alarm and sprinkler inspection
  Commercial Pest Control, Inc. . .                       7/2/1998  Pest control
  Oakdell Pharmacy, Inc.. . . . . .                       1/1/2001  Pharmacy agreement
KP @ Medical Center . . . . . . . .  Oakdell Pharmacy, Inc.                                                      1/1/2001
  Karen Keysor. . . . . . . . . . .                      7/23/1999  Beauty salon lease
  Pitney Bowes. . . . . . . . . . .                     11/12/1997  Equipment Lease
  Cingular Wireless . . . . . . . .                       8/1/2001  Wireless service agreement

KP @ Oakwell. . . . . . . . . . . .  Commercial Pest Control, Inc.                                               8/3/1998
  JM Electronic Engineering Inc.. .                      12/3/2000  Inspection of kitchen hood
  JM Electronic Engineering Inc.. .                      12/3/2000  Fire alarm and sprinkler inspection
  Radiant Lady #1 . . . . . . . . .                      6/13/1998  Beauty salon lease

KP @ Stonebridge. . . . . . . . . .  Symphony Mobilex                                                            1/2/2002
  Care Alliance . . . . . . . . . .                       1/1/1998  Lease space & perform therapies
  Blue Star Storage . . . . . . . .                     11/12/2001  Storage lease
  TCN . . . . . . . . . . . . . . .                      1/11/2000  Temporary nursing staff
  BFI . . . . . . . . . . . . . . .                      10/8/1997  Medical Waste
  Betty Arrington . . . . . . . . .                       3/9/2000  Barber & Beauty Shop
  Slagle. . . . . . . . . . . . . .  Undated                        Termite & Pest Control--Cancelled effective 1/31/2002
  Martin Landscape. . . . . . . . .                       4/1/2000  Lawn maintenance
  Axtell Rite-Value Pharmacy. . . .                       4/1/2000  Pharmacy
  Grinnell Fire Protection. . . . .                      12/1/1997  Fire protection and inspections--Equipment lease
  City of McKinney. . . . . . . . .                     10/22/1997  Water and sanitation service
  Physicians Reference Laboratories                     11/30/1998  Laboratory services
  Podiatric Resource Service, Inc..                      4/21/1999  Podiatrist
  Ogburn Pest & Lawn, Inc.. . . . .                      1/16/2002  Pest control

KP @ Henderson. . . . . . . . . . .  U.S. Liquids                                                                3/5/2001
  Senior Psychology Services. . . .                      4/10/2001  Psychology services
  Emi Cully . . . . . . . . . . . .                     12/28/2000  Lease for home health services
  Assist Care . . . . . . . . . . .                     12/28/2000  Lease for home health services

KP @ Alexandria . . . . . . . . . .  Sharon Grantadams                                                          5/31/2000
  Adam Pest Control . . . . . . . .  Nov-98                         Pest control
  GE Capital. . . . . . . . . . . .                      4/23/2001  Copier lease -- Equipment lease
  Cunningham Business Systems . . .                      3/22/2002  Copier maintenance
  U.S. Postal Service . . . . . . .                     12/10/1997  Postage meter license
  TCA Management Company. . . . . .                      1/21/1998  Cable television
  M and M Lawn Service. . . . . . .                      5/30/2001  Grounds maintenance



PROPERTY. . . . . . . . . . . . . .  NOTES
KP @ Lafayette. . . . . . . . . . .  Fire alarm inspection
  Choice Lawn & Landscape
  Choice Lawn & Landscape
  Orkin
  Redd Pest Control
  Waste Management
  Pitney Bowes Credit Corporation

KP @ Lake Charles . . . . . . . . .  Registered Dietitian
  Deadria Bernard
  John Astling
  Canon Financial Services Inc.
  Louisiana Special Systems, Inc.
  Louisiana Special Systems, Inc.
  BFI

KP @ Medical Center . . . . . . . .  Landscape maintenance
  JM Electronic Engineering Inc.
  JM Electronic Engineering Inc.
  Commercial Pest Control, Inc.
  Oakdell Pharmacy, Inc.
KP @ Medical Center . . . . . . . .  Consultant pharmacist agreement
  Karen Keysor
  Pitney Bowes
  Cingular Wireless

KP @ Oakwell. . . . . . . . . . . .  Pest control
  JM Electronic Engineering Inc.
  JM Electronic Engineering Inc.
  Radiant Lady #1

KP @ Stonebridge. . . . . . . . . .  Mobile x-ray--Equipment lease
  Care Alliance
  Blue Star Storage
  TCN
  BFI
  Betty Arrington
  Slagle
  Martin Landscape
  Axtell Rite-Value Pharmacy
  Grinnell Fire Protection
  City of McKinney
  Physicians Reference Laboratories
  Podiatric Resource Service, Inc.
  Ogburn Pest & Lawn, Inc.

KP @ Henderson. . . . . . . . . . .  Grease trap service
  Senior Psychology Services
  Emi Cully
  Assist Care

KP @ Alexandria . . . . . . . . . .  Beauty shop services
  Adam Pest Control
  GE Capital
  Cunningham Business Systems
  U.S. Postal Service
  TCA Management Company
  M and M Lawn Service